UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811‑10339
Name of Fund:    BlackRock Municipal Income Trust (BFK)
Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 07/31/2023
Date of reporting period: 01/31/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
BlackRock Municipal Income Trust (BFK)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniVest Fund II, Inc. (MVT)
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review
Dear Shareholder,
Significant economic headwinds emerged during the 12‑month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40‑year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.
The 10‑year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.
Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.
While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six‑ to twelve-month horizon.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023
	6‑Month	12‑Month
U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%
U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)
International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)
Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)
3‑month Treasury bills (ICE BofA 3‑Month U.S. Treasury Bill Index)	1.58	1.79
U.S. Treasury securities (ICE BofA 10‑Year U.S. Treasury Index)	(5.60)	(11.62)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)
Tax‑exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2023

Municipal Market Conditions
Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by surging inflation and aggressive Fed policy tightening. The market experienced a drawdown on par with some of the worst on record as the U.S. central bank delivered 425bps of rate hikes at the fastest pace in history. However, growing expectations for a pause in policy tightening later in the period offered a reprieve. Strong credit fundamentals, bolstered by robust revenue growth and elevated fund balances, drove positive excess returns versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended January 31, 2023, municipal bond funds experienced net outflows totaling $141 billion (based on data from the Investment Company Institute), marking the largest outflow cycle on record. As a result, elevated bid‑wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $347 billion in issuance, below the $453 billion issued during the prior 12‑months. New issue oversubscriptions waned as sentiment turned less constructive.
Bloomberg Municipal Bond Index Total Returns as of January 31, 2023 6 months: 0.73% 12 months: (3.25)%

A Closer Look at Yields

From January 31, 2022, to January 31, 2023, yields on AAA‑rated 30‑year municipal bonds increased by 125 basis points (“bps”) from 1.95% to 3.20%, while ten‑year rates increased by 64 bps from 1.55% to 2.19% and five-year rates increased by 83 bps from 1.22% to 2.05% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12‑month period with the spread between two‑ and 30‑year maturities flattening by 2 bps. However, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve, which flattened by 150 bps.

The selloff experienced in early 2022 helped restore value to the asset class before outperformance in the latter half of the year stretched valuations across the curve. Municipal‑to‑Treasury ratios now sit below their 5‑year averages, most notably in the front end of the curve.

Financial Conditions of Municipal Issuers
Buoyed by successive federal aid injections, vaccine distribution, and the re‑opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. While revenue collections, particularly sales and personal income tax receipts, continue to be robust in an environment of higher inflation, growth may subside as inflation declines or the economy slows. In the meantime, prevailing higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. However, overall credit fundamentals are expected to remain sturdy. At this point, tax receipts could come under pressure although states with significant oil and gas production would benefit should prices remain elevated or rise. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re‑opening of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non‑rated stand-alone projects, will remain susceptible to credit deterioration.
The opinions expressed are those of BlackRock as of January 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f‑4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value‑at‑risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective
BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Fund”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in securities rated investment grade at the time of investment. The Fund may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of January 31, 2023 ($12.34)(a)	4.33%
Tax Equivalent Yield(b)	7.31%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of January 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0395 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$12.34	$14.61	(15.54)%	$16.19	$10.86
Net Asset Value	13.45	13.86	(2.96)	14.01	11.69
Performance
Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6‑month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(0.33)%	(9.37)%	2.09%	3.79%
Fund at Market Price(a)(b)	(13.25)	(18.11)	2.53	2.73
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non‑Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax‑exempt bond market, including state and local general obligation bonds, revenue bonds, pre‑refunded bonds, and insured bonds.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns during the six‑month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

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Fund Summary as of January 31, 2023 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Portfolio income was a large contributor to the Trust’s total return at a time of negative price performance. Positions in the 10‑year part of the yield curve performed well thanks to the combination of low supply and elevated demand from retail investors. At the sector level, tax‑backed and utility issues delivered positive returns. The Trust’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with all of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.)
The Trust’s holdings in lower-quality bonds detracted from performance, as did its positions in longer-dated securities. Lower-coupon bonds, while recovering in the latter half of the period, also detracted from performance. The majority of this position was held in the housing sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

County/City/Special District/School District	23.4%
Transportation	18.3
Health	10.6
Utilities	10.3
State	10.0
Education	9.4
Corporate	7.0
Housing	6.0
Tobacco	5.0
Other*	—(c)
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2023	13.8%
2024	9.5
2025	5.2
2026	4.1
2027	14.5
CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/23

AAA/Aaa	4.9%
AA/Aa	36.3
A	33.8
BBB/Baa	12.3
BB/Ba	3.2
B	1.4
N/R(f)	8.1

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub‑classifications for reporting ease.

(c)	Rounds to less than 0.1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.4% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2023	BlackRock Municipal Income Trust (BFK)

Investment Objective
BlackRock Municipal Income Trust’s (BFK) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of January 31, 2023 ($10.60)(a)	4.13%
Tax Equivalent Yield(b)	6.98%
Current Monthly Distribution per Common Share(c)	$0.0365
Current Annualized Distribution per Common Share(c)	$0.4380
Leverage as of January 31, 2023(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0305 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$10.60	$11.25	(5.78)%	$11.50	$9.06
Net Asset Value	11.82	12.18	(2.96)	12.28	10.23
Performance
Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6‑month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(0.63)%	(10.72)%	1.25%	3.00%
Fund at Market Price(a)(b)	(3.52)	(19.42)	0.23	1.61
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non‑Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax‑exempt bond market, including state and local general obligation bonds, revenue bonds, pre‑refunded bonds, and insured bonds.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns during the six‑month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock Municipal Income Trust (BFK)

Portfolio income was a large contributor to the Trust’s total return at a time of negative price performance. The Trust’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Positions in short duration bonds, including pre‑refunded issues, contributed to performance. (Duration is a measure of interest rate sensitivity.) Holdings in intermediate-maturity debt also outperformed as demand in that part of the yield curve helped support prices.
On the other hand, positions in longer-dated securities (those with maturities of 25 years and above) hurt performance due to their longer duration. Holdings in bonds with coupons below 5%, which were also hurt by their longer duration, further weighed on results. The Trust’s use of leverage, which magnified the impact of falling prices, was an additional negative. Allocations to utilities and housing issues detracted, largely as a result of the lower coupon structures of the bonds held in the portfolio.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	19.8%
State	16.0
Health	15.6
Utilities	11.3
County/City/Special District/School District	9.7
Tobacco	7.9
Corporate	7.9
Housing	5.7
Education	5.7
Other*	0.4
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	11.0%
2024	8.0
2025	6.7
2026	5.2
2027	6.1
CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.3%
AA/Aa	36.2
A	34.1
BBB/Baa	12.5
BB/Ba	4.0
B	1.0
N/R(e)	8.9

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub‑classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective
BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of January 31, 2023 ($12.40)(a)	3.97%
Tax Equivalent Yield(b)	6.71%
Current Monthly Distribution per Common Share(c)	$0.0410
Current Annualized Distribution per Common Share(c)	$0.4920
Leverage as of January 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0355 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$12.40	$13.32	(6.91)%	$13.67	$10.73
Net Asset Value	13.83	14.35	(3.62)	14.47	12.09
Performance
Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6‑month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(1.16)%	(10.91)%	1.14%	2.92%
Fund at Market Price(a)(b)	(4.53)	(14.08)	0.19	1.12
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non‑Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax‑exempt bond market, including state and local general obligation bonds, revenue bonds, pre‑refunded bonds, and insured bonds.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns during the six‑month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) The Fund maintained this position throughout the period to partially offset the duration from some longer-dated, less liquid securities. (Duration is a measure of interest rate sensitivity.) At the sector level, tax‑backed securities—particularly state general obligation debt—delivered positive returns.
The Fund’s holdings in lower-quality bonds detracted from performance, as did its positions in longer-dated securities. Lower-coupon bonds, while recovering in the latter half of the period, also detracted from performance. The majority of this position was held in the housing sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	20.8%
Health	15.6
County/City/Special District/School District	14.5
State	13.1
Utilities	9.5
Housing	8.0
Education	8.0
Corporate	6.3
Tobacco	4.0
Other*	0.2
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	13.3%
2024	5.3
2025	6.5
2026	4.8
2027	10.1
CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.5%
AA/Aa	41.2
A	31.8
BBB/Baa	9.2
BB/Ba	3.1
B	1.1
N/R(e)	10.1

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub‑classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective
BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of January 31, 2023 ($11.16)(a)	3.82%
Tax Equivalent Yield(b)	6.45%
Current Monthly Distribution per Common Share(c)	$0.0355
Current Annualized Distribution per Common Share(c)	$0.4260
Leverage as of January 31, 2023(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0315 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$11.16	$12.04	(7.31)%	$12.19	$9.54
Net Asset Value	12.52	12.91	(3.02)	13.01	10.77
Performance
Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6‑month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(0.68)%	(10.97)%	1.36%	2.85%
Fund at Market Price(a)(b)	(5.07)	(16.93)	(0.90)	0.86
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non‑Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax‑exempt bond market, including state and local general obligation bonds, revenue bonds, pre‑refunded bonds, and insured bonds.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns during the six‑month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment. (Prices and yields move in opposite directions.) Security selection in the tobacco sector contributed, as well. On the other hand, yield curve positioning was the largest detractor due to the underperformance of longer-dated securities. Holdings in bonds with coupons of 4%, which lagged those with coupons of 5% and higher, also hurt performance. The Fund’s use of leverage further detracted at a time of falling prices. An allocation to lower-rated securities detracted, as did holdings in the housing sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Health	19.4%
Transportation	19.2
State	15.1
Utilities	9.2
Corporate	8.9
County/City/Special District/School District	8.5
Education	8.0
Housing	6.1
Tobacco	5.2
Other*	0.4
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.6%
2024	6.2
2025	7.7
2026	5.8
2027	7.0
CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	3.6%
AA/Aa	37.2
A	33.7
BBB/Baa	10.7
BB/Ba	3.0
B	1.9
N/R(e)	9.9

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub‑classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective
BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of January 31, 2023 ($10.84)(a)	4.15%
Tax Equivalent Yield(b)	7.01%
Current Monthly Distribution per Common Share(c)	$0.0375
Current Annualized Distribution per Common Share(c)	$0.4500
Leverage as of January 31, 2023(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on March 1, 2023, was decreased to $0.0350 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/23	07/31/22	Change	High	Low
Closing Market Price	$10.84	$11.94	(9.21)%	$12.82	$9.38
Net Asset Value	11.93	12.30	(3.01)	12.39	10.44
Performance
Returns for the period ended January 31, 2023 were as follows:

		Average Annual Total Returns
	6‑month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(0.49)%	(8.54)%	2.05%	3.37%
Fund at Market Price(a)(b)	(6.85)	(11.69)	2.20	2.25
National Customized Reference Benchmark(c)	0.57	(3.59)	2.24	N/A
Bloomberg Municipal Bond Index(d)	0.73	(3.25)	2.07	2.38

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non‑Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax‑exempt bond market, including state and local general obligation bonds, revenue bonds, pre‑refunded bonds, and insured bonds.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns during the six‑month period, with the benefit of income offsetting the effect of falling prices. Bond market returns, in general, were dampened by the combination of high inflation and continued interest rate increases by the Fed.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. Positions in the 10‑year part of the yield curve performed well thanks to the combination of low supply and elevated demand from retail investors. At the sector level, tax‑backed and utility issues delivered positive returns. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with all of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.)
The Fund’s holdings in lower-quality bonds detracted from performance, as did its positions in longer-dated securities. Lower-coupon bonds, while recovering in the latter half of the period, also detracted from performance. The majority of this position was held in the housing sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/23

Transportation	32.4%
County/City/Special District/School District	15.1
Health	14.0
State	9.8
Utilities	8.0
Education	6.6
Housing	6.0
Corporate	5.2
Tobacco	2.9
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.7%
2024	9.6
2025	8.7
2026	7.8
2027	11.2
CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/23

AAA/Aaa	4.7%
AA/Aa	36.4
A	34.9
BBB/Baa	8.2
BB/Ba	2.3
B	0.2
N/R(e)	13.3

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub‑classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub‑classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.4% of the Fund’s total investments.

F U N D S U M M A R Y	15

Schedule of Investments (unaudited) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 1.7%
Black Belt Energy Gas District, RB
4.00%, 10/01/52	$1,195	$1,193,577
Series C‑1, 5.25%, 02/01/53	1,160	1,244,186
Series F, 5.50%, 11/01/53	735	788,001
Southeast Energy Authority A Cooperative District, RB, Series A‑1, 5.50%, 01/01/53	670	732,415

		3,958,179

Arizona — 4.0%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	215	217,447
Series G, 5.00%, 07/01/47	430	412,888
City of Phoenix Civic Improvement Corp., RB
Series B, AMT, 5.00%, 07/01/44	910	946,384
Series B, AMT, Junior Lien, 5.00%, 07/01/49	1,405	1,445,086
Salt Verde Financial Corp., RB 5.00%, 12/01/32	1,095	1,187,694
5.00%, 12/01/37	4,885	5,185,882

		9,395,381

Arkansas — 2.0%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,450	1,306,537
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	755	757,952
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,646,243

		4,710,732

California — 17.1%
ABC Unified School District, GO, Series C, (NPFGC), 0.00%, 08/01/33(c)	3,420	2,560,058
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	732	678,267
Series 2021‑1, Class A, 3.50%, 11/20/35	715	688,101
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,336,683
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(d)	1,500	1,563,239
City of Los Angeles Department of Airports, Refunding RB, Series D, AMT, Subordinate, 4.00%, 05/15/51	1,940	1,760,554
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	205	150,775
CSCDA Community Improvement Authority, RB, M/F Housing(b) 4.00%, 10/01/56	105	90,263
4.00%, 12/01/56	200	148,284
Series A, 4.00%, 06/01/58	570	477,878
Senior Lien, 3.13%, 06/01/57	445	312,225
Series A, Senior Lien, 4.00%, 12/01/58	295	229,163
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	2,475	2,980,390
Los Angeles Unified School District, GO, Series B‑1, Election 2008, 5.25%, 07/01/42	1,450	1,596,695
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, (BAM), 4.00%, 03/01/42	2,460	2,463,001

Security	Par (000)	Value

California (continued)
Norwalk‑La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(c)	$12,000	$6,496,932
Palomar Community College District, GO
Series B, Convertible, 0.00%, 08/01/39(d)	4,000	4,350,064
Series B, Election 2006, 0.00%, 08/01/30(c)	2,270	1,868,909
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,305	1,299,309
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(d)(e)	4,200	4,915,441
State of California, Refunding GO 5.00%, 02/01/38	2,000	2,000,000
4.00%, 10/01/44	510	514,643

		40,480,874

Colorado — 1.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	725	803,251
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	970	885,324
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	950	1,037,347

		2,725,922

Florida — 12.9%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,725	2,908,262
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(b)	100	85,896
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	465	127,683
Series A, 0.00%, 09/01/53	500	115,158
County of Broward Florida Airport System Revenue, RB, Series A, AMT, 4.00%, 10/01/49	770	716,124
County of Miami-Dade Florida, RB(c) 0.00%, 10/01/32	5,000	3,589,740
0.00%, 10/01/33	15,375	10,504,108
County of Miami-Dade Seaport Department, RB, Series B, AMT, 6.00%, 10/01/23(e)	3,000	3,055,431
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/42(f)	325	345,522
Series A, AMT, 5.25%, 10/01/52(f)	255	272,364
Series A‑1, AMT, (AGM), 4.00%, 10/01/45	695	671,009
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A‑2, 0.00%, 10/01/41	445	163,930
Series A‑2, 0.00%, 10/01/42	595	205,832
Series A‑2, 0.00%, 10/01/43	540	175,087
Series A‑2, 0.00%, 10/01/44	550	172,310
Series A‑2, 0.00%, 10/01/45	465	132,077
Escambia County Health Facilities Authority, Refunding RB, 5.00%, 08/15/38	1,200	1,254,977
Florida Development Finance Corp., RB, 6.50%, 06/30/57(b)	300	302,151
Greater Orlando Aviation Authority, RB
Series A, AMT, 4.00%, 10/01/52	775	741,413
Sub‑Series A, AMT, 5.00%, 10/01/47	1,130	1,176,769

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	$1,590	$1,505,932
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	125	126,653
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	2,120	2,284,669

		30,633,097

Georgia — 2.1%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	145	138,171
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	175	163,154
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	780	743,682
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	245	202,939
Georgia Ports Authority, RB, 4.00%, 07/01/52	330	326,979
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	525	533,705
Series A, 5.00%, 06/01/53(a)(f)	1,820	1,932,886
Municipal Electric Authority of Georgia, RB 5.00%, 01/01/56	565	576,090
Class A, 5.50%, 07/01/63	310	322,812

		4,940,418

Hawaii — 1.5%
State of Hawaii Airports System Revenue, RB, Series A, AMT, 5.00%, 07/01/48	925	954,052
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	2,770	2,686,856

		3,640,908

Idaho — 1.3%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,027,471

Illinois — 7.2%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,251,859
Series D, 5.00%, 12/01/46	1,635	1,624,517
Series H, 5.00%, 12/01/36	375	381,308
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	563,847
Series C, 5.00%, 12/01/34	370	380,834
Series D, 5.00%, 12/01/26	675	697,822
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,900	1,910,606
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,402,006
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	620	652,760
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	945	957,342
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	100	102,290
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	592,932
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	455	405,542
State of Illinois, GO 5.00%, 02/01/39	1,000	1,007,594

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued) 5.50%, 05/01/39	$1,610	$1,753,406
Series A, 5.00%, 04/01/38	200	200,635
Series D, 5.00%, 11/01/27	1,585	1,709,343
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(b)	610	530,431

		17,125,074

Iowa — 0.7%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	1,500	1,558,034

Kentucky — 5.8%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	135	128,965
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,000	2,108,794
Kentucky Economic Development Finance Authority, Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/23(c)	8,500	8,336,715
Kentucky Public Energy Authority, RB, Series A‑1, 4.00%, 08/01/52(a)	470	469,490
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, Convertible, 6.61%, 07/01/34	1,000	1,186,663
Series C, Convertible, 6.60%, 07/01/39	1,395	1,605,598

		13,836,225

Louisiana — 0.8%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(e)	1,790	1,840,659

Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	262,822
5.25%, 07/01/44	260	261,114
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/55	705	727,270
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/42	2,750	2,950,745

		4,201,951

Massachusetts — 3.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,025	3,243,290
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	930,219
Series A, 5.00%, 01/01/47	1,010	1,024,660
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,320,000
5.00%, 04/15/40	600	603,581
Series A, 4.00%, 06/01/29(e)	235	260,852
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.85%, 06/01/46	35	31,194
Series C‑1, 2.90%, 12/01/39	365	303,930
Series D‑1, 2.55%, 12/01/50	440	316,615
Massachusetts Housing Finance Agency, Refunding RB, Series 182, AMT, 3.30%, 12/01/28	1,000	1,003,606

		9,037,947

Michigan — 4.5%
Michigan Finance Authority, RB 4.00%, 02/15/47	2,760	2,646,973

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, RB (continued) 4.00%, 02/15/50	$550	$521,411
Series A, 4.00%, 11/15/50	295	280,233
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	864,005
Michigan State Housing Development Authority, RB, M/F Housing, Series A‑1, 3.35%, 10/01/49	3,245	2,600,189
Michigan State Housing Development Authority, RB, S/F Housing
Series B, 2.95%, 12/01/39	375	327,409
Series D, 5.10%, 12/01/37	1,560	1,680,524
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,705	1,728,532

		10,649,276

Minnesota — 3.9%
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	700	661,901
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,707,772
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	305	299,070
Minneapolis‑St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41 .	460	474,437
Minnesota Higher Education Facilities Authority, RB
Series 8‑K, 4.00%, 03/01/43	615	582,484
Series A, 5.00%, 10/01/47	390	418,041
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,046,710

		9,190,415

Missouri — 2.6%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	700	700,083
Series A, 5.00%, 10/01/23(e)	750	761,248
Series A, 5.00%, 06/01/42	860	904,686
Series A, 5.00%, 06/01/47	1,230	1,284,164
Series C‑2, 5.00%, 10/01/34	1,500	1,525,420
Kansas City Industrial Development Authority, RB, Series B, AMT, 5.00%, 03/01/39	575	615,327
Missouri Housing Development Commission, RB, S/F
Housing, Class B, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	600	458,748

		6,249,676

Nebraska — 0.3%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	600	613,564

Nevada — 1.8%
County of Clark Department of Aviation, Refunding RB, Series A‑2, Sub Lien, 4.25%, 07/01/36	1,500	1,528,797
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,310	2,508,357
State of Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(b)	125	123,551

		4,160,705

Security	Par (000)	Value

New Hampshire(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	$505	$480,184
Series C, AMT, 4.88%, 11/01/42	220	204,116

		684,300

New Jersey — 7.2%
Camden County Improvement Authority, RB, 6.00%, 06/15/62	165	173,644
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	1,510	15,508
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	160	166,133
AMT, (AGM), 5.13%, 07/01/42	300	304,350
Series B, AMT, 5.63%, 11/15/30	990	1,002,466
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.25%, 12/01/39	1,565	1,493,952
Series B, Class B, AMT, 4.00%, 12/01/41	765	771,376
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/38	290	294,466
Series AA, 4.00%, 06/15/40	820	816,312
Series AA, 5.00%, 06/15/45	1,350	1,376,171
Series AA, 5.00%, 06/15/46	600	611,317
Series AA, 5.00%, 06/15/50	640	672,670
Series BB, 4.00%, 06/15/50	1,200	1,137,395
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,600	928,035
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	240	256,995
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	790	800,131
Series A, 4.00%, 01/01/48	790	782,828
Series E, 5.00%, 01/01/45	820	842,981
Tobacco Settlement Financing Corp., Refunding RB, Sub‑Series B, 5.00%, 06/01/46	4,570	4,622,880

		17,069,610

New York — 14.5%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,825,060
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	765	811,624
Series C‑1, 4.75%, 11/15/45	1,700	1,697,435
Series C‑1, 5.00%, 11/15/50	550	558,011
Series C‑1, 5.25%, 11/15/55	810	835,075
Series C‑1, 5.00%, 11/15/56	320	323,672
New York City Housing Development Corp., RB, M/F Housing, Series I‑1, (FHA), 2.55%, 11/01/45	900	657,291
New York City Municipal Water Finance Authority, RB, Series GG, 4.00%, 06/15/50	4,500	4,405,167
New York City Municipal Water Finance Authority, Refunding RB
Series BB, 4.00%, 06/15/47	6,000	6,000,150
Series CC, 5.00%, 06/15/47	2,120	2,133,818
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S‑1, Subordinate, (SAW), 4.00%, 07/15/42	1,570	1,570,247
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F‑1, Subordinate, 5.00%, 02/01/44	215	241,171

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	$1,400	$1,400,302
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	818,211
New York Liberty Development Corp., Refunding RB Class 2, 5.15%, 11/15/34(b)	640	641,554
Series A, 2.88%, 11/15/46	3,450	2,617,215
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	1,810	1,784,817
Series A, 4.00%, 11/15/55	350	341,729
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/41	800	806,781
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	945	985,234
AMT, 5.00%, 12/01/36	400	429,007
Port Authority of New York & New Jersey, RB, Series 221, AMT, 4.00%, 07/15/55	1,395	1,302,459
Port Authority of New York & New Jersey, Refunding RB 186th Series, AMT, 5.00%, 10/15/36	250	258,832
Series 197, AMT, 5.00%, 11/15/35	220	234,317
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	730	541,011
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub‑Series C, 5.13%, 06/01/51	1,160	1,172,291

		34,392,481

North Carolina — 0.3%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	190	182,567
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	630	606,767

		789,334

Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B‑2, 5.00%, 06/01/55	3,090	2,947,613
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	3,000,747
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	250	229,117
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	20	20,921

		6,198,398

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB 5.00%, 10/01/36	800	848,098
5.00%, 10/01/39	280	293,576
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	680	634,690
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	423,434

		2,199,798

Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	580,254

Security	Par (000)	Value

Oregon (continued)
Oregon State Facilities Authority, RB, Series A, 4.13%, 06/01/52	$260	$249,357
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	2,485	2,538,830

		3,368,441

Pennsylvania — 9.4%
Allegheny County Airport Authority, RB, Series A, AMT, 5.00%, 01/01/51	875	904,749
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,785	2,806,790
Delaware River Port Authority, RB, 4.50%, 01/01/24(e)	2,000	2,033,026
Mckeesport Area School District, Refunding GO, (FGIC, SAW), 0.00%, 10/01/31(c)(i)	500	384,574
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	1,200	1,250,828
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/38	1,610	1,625,886
AMT, 5.50%, 06/30/41	810	890,853
AMT, 5.75%, 06/30/48	700	775,239
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	812,933
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	119,059
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/39	850	877,084
Sub‑Series A‑1, Subordinate, 5.00%, 12/01/41	2,735	2,819,107
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,061,218
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	800	838,603
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,040,275

		22,240,224

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A‑1, Restructured, 4.75%, 07/01/53	1,593	1,517,332
Series A‑1, Restructured, 5.00%, 07/01/58	5,324	5,245,471
Series A‑2, Restructured, 4.78%, 07/01/58	1,459	1,388,799
Series A‑2, Restructured, 4.33%, 07/01/40	861	823,359
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A‑1, Restructured, 0.00%, 07/01/46(c)	4,770	1,324,572

		10,299,533

Rhode Island — 3.6%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,845	1,906,234
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,205	1,186,181
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,008,797
Series B, 4.50%, 06/01/45	2,365	2,369,645
Series B, 5.00%, 06/01/50	2,000	2,010,804

		8,481,661

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 3.5%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	$755	$664,247
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	1,895	1,970,279
South Carolina Ports Authority, RB, Series B, AMT, 4.00%, 07/01/49	2,110	2,013,993
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	2,500	2,311,220
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 2.25%, 07/01/46	1,180	871,798
Series B, 4.35%, 07/01/47	420	420,751

		8,252,288

Tennessee — 5.2%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	879,667
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	615	601,498
Mercer County Improvement Authority, RB, Series B, AMT, 5.00%, 07/01/52	910	962,083
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,480	2,498,679
Tennergy Corp., RB(a)
Series A, 4.00%, 12/01/51	1,080	1,082,875
Series A, 5.50%, 10/01/53	950	1,029,455
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,175	3,408,839
Tennessee Energy Acquisition Corp., Refunding RB, Series A‑1, 5.00%, 05/01/53(a)(f)	1,845	1,928,728

		12,391,824

Texas — 13.4%
Aldine Independent School District, GO, (PSF), 5.00%, 02/15/42	2,610	2,793,470
Arlington Higher Education Finance Corp., RB(b) 7.50%, 04/01/62	380	406,354
7.88%, 11/01/62	330	343,565
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	105	82,570
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,970	2,039,011
Series C, 5.00%, 08/15/42	2,030	2,060,493
City of Houston Texas System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/48	400	372,253
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38(c)	5,000	2,207,045
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(c)(e)	6,000	3,461,015
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(e)	16,780	8,592,266
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	934,296
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	1,410	1,395,288
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,075	1,163,448
Series A, 4.00%, 07/01/53	465	447,094

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB (continued)
Series A, 5.00%, 07/01/53	$575	$613,858
Series B, 5.00%, 07/01/36	565	604,176
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	195	195,431
Series A, (GNMA), 3.63%, 09/01/44	590	545,212
Series A, (GNMA), 3.75%, 09/01/49	325	314,326
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,315	1,410,945
Texas Transportation Commission State Highway 249 System, RB, CAB(c) 0.00%, 08/01/35	420	243,674
0.00%, 08/01/36	235	127,729
0.00%, 08/01/37	305	155,324
0.00%, 08/01/38	315	151,028
0.00%, 08/01/44	1,370	453,058
0.00%, 08/01/45	1,800	553,738

		31,666,667

Utah — 0.5%
Utah Charter School Finance Authority, Refunding RB 5.25%, 06/15/37(b)	205	203,432
(UT CSCE), 4.00%, 04/15/42	600	574,278
5.38%, 06/15/48(b)	260	249,733
Utah Housing Corp., RB, S/F Housing, Series D2, Class III, (FHA), 4.00%, 01/01/36	245	244,402

		1,271,845

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	290	291,765

Virginia — 0.7%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.38%, 03/01/36	780	626,437
Tobacco Settlement Financing Corp., Refunding RB, Series B‑1, 5.00%, 06/01/47	1,030	1,001,088

		1,627,525

Washington — 0.8%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	725	614,310
Port of Seattle Washington, RB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	625	649,079
Washington State Housing Finance Commission, RB, M/F Housing, Series A‑1, 3.50%, 12/20/35	747	702,034

		1,965,423

Wisconsin — 1.9%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	125	122,712
Class A, 6.13%, 06/15/57	140	137,864
Series A, 5.00%, 06/01/36(b)	100	98,629
Series A, 5.00%, 10/15/50(b)	875	808,178
Series A, 5.00%, 06/01/51(b)	320	291,213
Series A, 5.00%, 06/01/61(b)	405	359,157
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	393,079
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing Series A, 1.80%, 03/01/31	100	89,356

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing (continued)
Series A, 1.85%, 09/01/31	$80	$70,752
Series A, 1.90%, 03/01/32	150	133,430
Series A, 1.95%, 09/01/32	110	97,379
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	280	220,757
Series A, (HUD SECT 8), 2.45%, 11/01/46	290	200,733
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,375,580

		4,398,819

Total Municipal Bonds — 147.5% (Cost: $342,659,850)		349,566,444

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(k)	1,769	1,868,910

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B‑2, (FHA), 4.10%, 09/01/39	2,102	2,102,582

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,459	1,364,483

Illinois — 0.8%
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,711	1,829,866

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25(e).	1,200	1,245,705

Michigan — 0.8%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,148	2,018,964

New York — 2.8%
City of New York New York, Refunding GO, Series B, 4.00%, 08/01/32	1,600	1,641,586
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,615	1,605,577
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,590	1,557,310
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,740	1,871,923

		6,676,396

Ohio(e) — 0.8%
Northeast Ohio Regional Sewer District, Refunding RB 4.00%, 11/15/24	1,122	1,153,255
4.00%, 11/15/24(k)	678	696,887

		1,850,142

Pennsylvania — 1.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(k)	2,399	2,493,752

Security	Par (000)	Value

Texas — 2.6%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(e)	$2,380	$2,380,000
Houston Community College System, GO, 4.00%, 02/15/23(e)	2,160	2,161,010
Howe Independent School District, GO, (PSF‑GTD), 4.00%, 08/15/43	1,680	1,697,669

		6,238,679

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,840	2,809,940

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.9% (Cost: $30,256,915)		30,499,419

Total Long-Term Investments — 160.4% (Cost: $372,916,765)		380,065,863

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(l)(m)	1,040,755	1,040,963

Total Short-Term Securities — 0.4% (Cost: $1,040,823)		1,040,963

Total Investments — 160.8% (Cost: $373,957,588)		381,106,826
Liabilities in Excess of Other Assets — (0.2)%		(599,155)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.5)%		(17,659,869)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.1)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$236,947,802

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step‑up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default
(h)	Non‑income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to June 1, 2026, is $4,112,038. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7‑day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$925,909	$114,216	(a)	$—	$891	$(53)	$1,040,963	1,040,755	$25,053	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10‑Year U.S. Treasury Note	82	03/22/23	$9,415	$(146,761)
U.S. Long Bond	104	03/22/23	13,582	(411,022)
5‑Year U.S. Treasury Note	74	03/31/23	8,100	(105,011)

				$(662,794)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$662,794	$—	$662,794

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,988,840	$—	$1,988,840

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$868,029	$—	$868,029

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,736,234
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$349,566,444	$—	$349,566,444
Municipal Bonds Transferred to Tender Option Bond Trusts	—	30,499,419	—	30,499,419
Short-Term Securities
Money Market Funds	1,040,963	—	—	1,040,963

	$1,040,963	$380,065,863	$—	$381,106,826

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(662,794)	$—	$—	$(662,794)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
Loan for TOB Trust Certificates	$—	$(1,440,000)	$—	$(1,440,000)
TOB Trust Certificates	—	(16,085,711)	—	(16,085,711)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(143,425,711)	$—	$(143,425,711)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.1%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	$795	$852,328
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	1,555	1,607,680
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,346,394
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,131,003
Series D, Sub Lien, 7.00%, 10/01/51	1,765	1,895,263
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,234,629
Southeast Energy Authority A Cooperative District, RB, Series A‑1, 5.50%, 01/01/53(a)	1,345	1,470,296

		16,537,593

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,360	1,234,510

Arizona — 5.4%
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	180	173,845
5.00%, 05/15/56	725	665,916
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,400	3,258,625
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	5,710	5,617,795
Salt Verde Financial Corp., RB 5.00%, 12/01/32	10,030	10,879,059
5.00%, 12/01/37	7,460	7,919,484

		28,514,724

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.75%, 09/01/49(b)	4,665	4,370,592

California — 8.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	6,205	6,298,168
California Educational Facilities Authority, RB, Series U‑7, 5.00%, 06/01/46	1,895	2,310,632
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(c)	2,465	2,489,214
Series A, 4.00%, 08/15/48	4,590	4,572,218
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	293,884
Series A, 5.25%, 08/15/49	715	723,130
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	2,970	2,971,755
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,495	1,527,355
City of Los Angeles Department of Airports, RB, Series A, AMT, 4.00%, 05/15/42	2,685	2,674,939
City of Los Angeles Department of Airports, Refunding RB
AMT, Subordinate, 5.00%, 11/15/31(c)	5	5,821
AMT, Subordinate, 5.00%, 05/15/46	2,325	2,480,252
Series D, AMT, Subordinate, 4.00%, 05/15/51	1,275	1,157,065

Security	Par (000)	Value

California (continued)
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	$475	$349,355
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 12/01/56	330	244,669
Senior Lien, 3.13%, 06/01/57	1,155	810,383
Series A, Senior Lien, 4.00%, 12/01/58	685	532,124
Riverside County Transportation Commission, RB, CAB(d)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,286,680
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,598,636
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,056,145
San Diego County Regional Airport Authority, RB, Series B, AMT, Subordinate, 4.00%, 07/01/56	1,155	1,066,831
San Marcos Unified School District, GO, CAB(d)
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,492,066
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,548,592
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	690	706,677

		43,196,591

Colorado — 3.4%
Arapahoe County School District No. 6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	3,485	3,922,305
Board of Governors of Colorado State University System, Refunding RB, Series C, (NPFGC), 4.00%, 03/01/47	4,065	3,904,518
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,420	3,789,131
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/45	835	963,872
Colorado Health Facilities Authority, RB 5.50%, 11/01/47	340	371,261
5.25%, 11/01/52	710	760,611
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	3,565	3,325,860
Series A, 4.00%, 11/15/50	1,075	1,043,954

		18,081,512

Connecticut — 0.2%
Connecticut Housing Finance Authority, RB, M/F Housing, Series A‑1, 3.50%, 11/15/51	910	905,405

Delaware — 1.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	2,935	2,948,539
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	3,535	3,452,097
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,280	2,343,423

		8,744,059

District of Columbia — 6.9%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	23,035	23,742,266
District of Columbia, Refunding RB 5.00%, 04/01/35	865	928,711
Series A, 6.00%, 07/01/23(c)	1,480	1,499,770
Catholic Health Services, 5.00%, 10/01/48	4,590	4,728,301

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 4.00%, 10/01/39	$765	$765,802
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Class B, Subordinate, (AGM), 4.00%, 10/01/53	1,560	1,516,151
Series B, Subordinate, 4.00%, 10/01/49	3,625	3,416,015

		36,597,016

Florida — 2.9%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	425	432,265
Capital Projects Finance Authority, RB
Series A‑1, 5.00%, 10/01/32	395	417,437
Series A‑1, 5.00%, 10/01/33	435	457,434
Series A‑1, 5.00%, 10/01/34	435	454,356
Series A‑1, 5.00%, 10/01/35	145	150,206
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,665,172
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52(e)	940	1,004,007
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	435	439,057
Series A, 5.00%, 06/15/50	1,455	1,429,175
Series A, 5.00%, 06/15/55	875	854,654
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	2,540	2,531,344
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	3,015	2,855,588
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(f)(g)	3,159	2,001,047

		15,691,742

Georgia — 5.7%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	2,290	2,196,357
Dalton Whitfield County Joint Development Authority, GO, 4.00%, 08/15/48	7,225	7,056,231
Georgia Housing & Finance Authority, RB, S/F Housing 3.60%, 12/01/44	2,905	2,550,169
Series A, 4.00%, 06/01/49	1,190	1,242,515
Series B, 2.50%, 06/01/50	1,455	976,711
Georgia Ports Authority, RB, 4.00%, 07/01/52	1,380	1,367,368
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	990	1,059,676
Series A, 5.00%, 05/15/36	990	1,050,674
Series A, 5.00%, 05/15/37	1,085	1,141,970
Series A, 5.00%, 05/15/38	600	628,273
Series A, 5.00%, 05/15/49	1,990	2,040,864
Series A, 5.00%, 06/01/53(a)(e)	4,275	4,540,157
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,145	2,757,363
Municipal Electric Authority of Georgia, Refunding RB
Sub‑Series A, 4.00%, 01/01/49	1,230	1,158,644
Series A, Subordinate, 4.00%, 01/01/51	445	413,483

		30,180,455

Security	Par (000)	Value

Idaho — 0.3%

Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	$1,485	$1,543,548

Illinois — 11.7%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,065	1,064,954
Series C, 5.25%, 12/01/35	2,905	2,944,656
Series D, 5.00%, 12/01/46	3,805	3,780,613
Series H, 5.00%, 12/01/36	920	935,474
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,312,227
Series D, 5.00%, 12/01/25	1,650	1,691,542
Series G, 5.00%, 12/01/34	915	942,570
Chicago O’Hare International Airport, Refunding RB
Series A, Senior Lien, 4.00%, 01/01/36	1,895	1,959,735
Series B, Senior Lien, 5.00%, 01/01/53	2,905	3,051,572
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,525	1,556,005
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	474,333
Series A, 5.00%, 02/15/50	265	257,407
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	3,035	3,007,284
Series C, 5.00%, 01/01/37	5,455	5,738,627
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,760	1,768,747
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	545	485,759
Series B, (AGM), 0.00%, 06/15/44(d)	10,455	3,968,300
State of Illinois, GO 5.00%, 02/01/39	2,990	3,012,706
Series A, 5.00%, 04/01/38	9,030	9,058,661
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/30	10,400	11,252,998
Series B, 5.00%, 10/01/28	1,965	2,139,020
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	1,930,315

		62,333,505

Indiana — 2.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,559,230
AMT, 7.00%, 01/01/44	3,680	3,753,258
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	3,785	3,812,947
Series A, AMT, 5.25%, 07/01/23	790	796,747
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	565	555,152
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,494,992

		12,972,326

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	505	482,295

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 1.0%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	$2,515	$2,622,609
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 0.00%, 07/01/43(h)	2,325	2,668,986

		5,291,595

Louisiana — 0.3%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53(e)	730	711,230
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	985	991,798

		1,703,028

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	840	878,645
Series B, 4.00%, 04/15/50	1,195	1,136,352
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,540	2,441,350

		4,456,347

Massachusetts — 1.6%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	2,620	2,949,612
Series C, 5.00%, 10/01/52	2,715	3,017,171
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/46	2,245	2,387,450

		8,354,233

Michigan — 5.0%
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,075	1,177,035
Series B, 2nd Lien, 5.50%, 07/01/52	2,530	2,788,834
Series A, Senior Lien, 5.25%, 07/01/52	2,530	2,740,187
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	2,530	2,735,874
Series B, Senior Lien, 5.50%, 07/01/52	2,530	2,792,186
Michigan Finance Authority, RB
4.00%, 02/15/50	4,530	4,294,526
4.00%, 02/15/44	1,640	1,601,914
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	2,960	2,875,812
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 2.70%, 10/01/56	1,925	1,269,742
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,000	2,165,284
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,120	2,149,260

		26,590,654

Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,030	2,003,699
Series A, 5.25%, 02/15/53	1,120	1,167,259
Series A, 5.25%, 02/15/58	2,940	3,058,100

Security	Par (000)	Value

Minnesota (continued)
Minnesota Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	$685	$565,811
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	3,470	3,462,234
Series H, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,235	1,209,149

		11,466,252

Missouri — 2.3%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	2,365	2,290,391
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	480	483,195
Series A, 4.00%, 07/01/46	1,205	1,183,917
Kansas City Industrial Development Authority, RB, Class B, AMT, 5.00%, 03/01/54	2,560	2,640,330
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	765	674,989
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	790	614,303
Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	4,490	4,478,892

		12,366,017

Nebraska — 1.6%
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	8,425	8,288,026

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority,
Refunding RB
Series B, 4.63%, 11/01/42	3,055	2,904,877
Series C, AMT, 4.88%, 11/01/42	1,585	1,470,562

		4,375,439

New Jersey — 12.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,365,290
5.25%, 11/01/44	2,980	3,022,432
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(f)(g)	3,680	37,794
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,030	1,033,657
4.00%, 11/01/39	825	825,011
Class A, 5.25%, 11/01/47	3,415	3,709,475
Series EEE, 5.00%, 06/15/48	11,690	12,168,589
AMT, 5.38%, 01/01/43	2,285	2,305,908
Series B, AMT, 5.63%, 11/15/30	2,035	2,060,625
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	2,905	2,917,576
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	7,020	7,309,056
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,575	2,515,788

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B, AMT, 4.00%, 12/01/41	$2,455	$2,475,462
Series C, Class C, AMT, Subordinate, 5.00%, 12/01/52	2,485	2,569,244
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	2,445	2,452,812
Series AA, 4.00%, 06/15/50	3,170	3,016,822
Series S, 5.00%, 06/15/46	2,800	2,922,172
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	5,095	5,237,787
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,070	1,114,655
Sub‑Series B, 5.00%, 06/01/46	5,125	5,184,301

		66,244,456

New Mexico — 0.7%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53.	2,135	2,104,472
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	1,515	1,586,129

		3,690,601

New York — 17.3%
City of New York New York, GO
Series A‑1, 4.00%, 09/01/46	1,565	1,549,638
Series C, 5.00%, 08/01/43	2,255	2,509,707
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,640	4,722,963
Series B, 5.25%, 11/15/39	1,650	1,674,135
Metropolitan Transportation Authority, Refunding RB
Series C‑1, 4.75%, 11/15/45	3,210	3,205,156
Series C‑1, 5.00%, 11/15/50	1,040	1,055,148
Series C‑1, 5.25%, 11/15/55	1,545	1,592,829
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,135	1,542,623
Series F‑1, (FHA), 2.40%, 11/01/46	5,110	3,528,307
Series F‑1, (FHA), 2.50%, 11/01/51	2,585	1,717,301
New York City Industrial Development Agency, Refunding RB
Series A, (AGM), 3.00%, 01/01/36	175	159,579
Series A, (AGM), 3.00%, 01/01/40	655	557,281
New York City Municipal Water Finance Authority, Refunding RB, Series BB‑1, 4.00%, 06/15/45	1,485	1,478,765
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F‑1, Subordinate, 4.00%, 02/01/51	800	791,972
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	825	825,967
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,300	3,300,713
New York Counties Tobacco Trust VI, Refunding RB, Series A‑2‑B, 5.00%, 06/01/45	9,395	9,103,990
New York Liberty Development Corp., Refunding RB
Class 2, 5.15%, 11/15/34(b)	660	661,602
Class 2, 5.38%, 11/15/40(b)	1,655	1,655,576
Series 1, 5.00%, 11/15/44(b)	7,830	7,810,362
Series A, 2.88%, 11/15/46	6,725	5,101,672

Security	Par (000)	Value

New York (continued)
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	$2,655	$2,592,260
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	2,190	2,172,714
Series A, 4.00%, 03/15/47	7,555	7,406,695
Series D, 4.00%, 02/15/47	6,185	6,069,866
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,535	3,806,311
New York State Urban Development Corp., Refunding RB, Series E, 4.00%, 03/15/46	5,865	5,819,347
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	2,125	2,215,474
Series A, AMT, 5.00%, 07/01/46	1,165	1,161,755
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	1,725	1,852,629
Series A, 4.00%, 11/15/54	1,015	989,534
Series A, 5.00%, 11/15/54	1,665	1,782,762
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,546	1,573,865

		91,988,498

North Carolina — 1.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	4,965	5,306,979
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,260	1,269,843
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	235	206,588
Series A, 5.00%, 10/01/40	350	353,495
Series A, 4.00%, 10/01/45	215	183,210
Series A, 5.00%, 10/01/45	620	622,613
Series A, 4.00%, 10/01/50	260	215,108
Series A, 5.00%, 10/01/50	700	700,782

		8,858,618

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, Series B, 3.00%, 07/01/52	1,230	1,203,233

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A‑2, 4.00%, 06/01/48	3,210	2,950,141
Series B‑2, 5.00%, 06/01/55	5,110	4,874,531
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	800	828,569
Series A, 4.00%, 12/01/44	1,015	1,001,551
Series CC, 5.00%, 11/15/49	1,080	1,205,195
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,200	1,145,018
Series A, 3.75%, 08/15/50	2,110	1,912,356
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	635	623,681
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	680	623,199
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,585	1,592,445

		16,756,686

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	$2,350	$2,193,415
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,065	4,098,235
Series C, 4.00%, 01/01/42	3,845	3,941,683

		10,233,333

Oregon — 0.2%
State of Oregon, GO, 3.00%, 12/01/51	965	990,533

Pennsylvania — 3.1%
Montgomery County Higher Education and Health Authority, Refunding RB
Class B, 4.00%, 05/01/52	880	808,390
Series A, 5.00%, 09/01/43	1,790	1,862,780
Series A, 5.00%, 09/01/48	715	738,332
Series A, 4.00%, 09/01/49	1,135	1,057,406
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,668,258
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 2022, 4.25%, 10/01/52	2,260	2,334,252
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	2,155	2,204,020
Series A, Subordinate, (BAM), 4.00%, 12/01/50	1,485	1,455,487
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	4,320	4,254,496

		16,383,421

Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A1, Restructured, 5.63%, 07/01/29	2,810	2,992,606
Series A1, Restructured, 5.75%, 07/01/31	2,536	2,750,294
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A‑1, Restructured, 4.75%, 07/01/53	4,044	3,851,910
Series A‑1, Restructured, 5.00%, 07/01/58	10,387	10,233,792
Series A‑2, Restructured, 4.78%, 07/01/58	3,325	3,165,014
Series A‑2, Restructured, 4.33%, 07/01/40	1,950	1,864,750
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A‑1, Restructured, 0.00%, 07/01/46(d)	10,165	2,822,698

		27,681,064

Rhode Island — 3.0%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 76‑A, 3.00%, 10/01/51	2,365	2,295,202
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,060	3,103,045
Series B, 4.50%, 06/01/45	4,490	4,498,818
Series B, 5.00%, 06/01/50	5,765	5,796,143

		15,693,208

South Carolina — 6.0%
South Carolina Jobs-Economic Development Authority, RB 5.00%, 04/01/44	160	154,218
4.00%, 04/01/49	150	117,040
5.00%, 04/01/49	480	452,496
4.00%, 04/01/54	370	279,459
5.00%, 04/01/54	875	816,342
South Carolina Jobs-Economic Development Authority, Refunding RB 5.00%, 02/01/36	5,115	5,455,316

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB (continued)
Series A, 5.00%, 05/01/48	$2,440	$2,510,099
South Carolina Ports Authority, RB, Series B, AMT, 4.00%, 07/01/49	1,275	1,216,986
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	12,065	12,273,869
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	2,805	2,827,951
Series E, 5.25%, 12/01/55	3,335	3,419,289
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 3.00%, 01/01/52	810	793,786
Series A, AMT, 4.00%, 01/01/52	1,700	1,734,918

		32,051,769

Tennessee — 3.3%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	315	291,558
Memphis-Shelby County Airport Authority, RB
Series A, AMT, 5.00%, 07/01/45	2,545	2,669,481
Series A, AMT, 5.00%, 07/01/49	2,925	3,039,771
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,350	1,394,299
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	1,925	1,939,499
Tennessee Energy Acquisition Corp., Refunding RB, Series A‑1, 5.00%, 05/01/53(a)(e)	7,010	7,328,121
Tennessee Housing Development Agency, RB, S/F Housing, Series 1, 3.75%, 07/01/52	945	952,304

		17,615,033

Texas — 11.1%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	845	903,602
7.88%, 11/01/62	720	749,596
City of Austin Texas Airport System Revenue, RB AMT,
5.00%, 11/15/39	385	392,145
Series B, AMT, 5.00%, 11/15/44	3,630	3,784,954
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,437,699
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	469,997
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	6,000	2,666,226
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,342,016
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,617,410
Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38	12,580	5,552,925
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(d)	15,200	6,905,676
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,500	5,442,613
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,555	2,736,763

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	$1,220	$1,173,020
Series A, 5.00%, 07/01/53	1,500	1,601,370
Series B, 5.00%, 07/01/48	9,025	9,420,584
Texas Transportation Commission State Highway 249 System, RB, Series A, 5.00%, 08/01/57	2,310	2,341,647
Texas Water Development Board, RB
4.00%, 10/15/45	2,615	2,626,352
Series A, 4.00%, 10/15/49	3,045	3,048,045

		59,212,640

Utah — 1.0%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/47	1,830	1,887,045
Series A, AMT, 5.00%, 07/01/48	1,735	1,795,426
County of Utah, RB, Series A, 3.00%, 05/15/50	1,985	1,593,463

		5,275,934

Virginia — 2.3%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,465	1,379,157
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	5,305	5,230,231
Series A, Senior Lien, 4.00%, 07/01/50	1,075	1,049,766
Series A, Senior Lien, 4.00%, 07/01/55	4,750	4,748,266

		12,407,420

Washington — 1.3%
Port of Seattle Washington, RB
Series A, AMT, 5.00%, 05/01/43	2,980	3,097,087
Series C, AMT, 5.00%, 04/01/40	1,475	1,504,960
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.50%, 08/01/47	1,265	1,398,038
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	685	646,191

		6,646,276

Wyoming — 0.6%
Wyoming Community Development Authority, RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	1,740	1,729,665
Series 3, (FHLMC, FNMA, GNMA), 3.00%, 06/01/50	1,535	1,505,006

		3,234,671

Total Municipal Bonds — 142.9% (Cost: $765,796,053)		760,444,858

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	$4,475	$4,727,004

Georgia — 1.7%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	8,582	9,084,287

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	5	5,425
Series C, 4.00%, 02/15/41	2,800	2,804,841

		2,810,266

Massachusetts — 2.6%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series A, 4.00%, 06/01/45	4,153	4,168,558
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	9,088	9,359,615

		13,528,173

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	4,109	4,338,271

New York — 3.5%
New York State Urban Development Corp., Refunding RB, Series A, 4.00%, 03/15/46	13,160	13,136,213
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,265,819

		18,402,032

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,652	4,941,755

Texas — 0.9%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	4,900	4,900,000

Virginia — 2.4%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	3,532	3,544,489
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	9,688	9,179,677

		12,724,166

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	$5,580	$5,494,442

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.2% (Cost: $82,603,468)		80,950,396

Total Long-Term Investments — 158.1% (Cost: $848,399,521)		841,395,254

	Shares

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(k)(l)	13,337,874	13,340,541

Total Short-Term Securities — 2.5% (Cost: $13,336,848)		13,340,541

Total Investments — 160.6% (Cost: $861,736,369)		854,735,795
Liabilities in Excess of Other Assets — (0.4)%		(2,165,637)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.3)%		(49,559,591)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs —(50.9)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$532,210,567

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.

(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non‑income producing security.
(h)	Step coupon security. Coupon rate will either increase (step‑up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 1, 2026, is $3,105,532. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7‑day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$6,373,192	$6,966,873	(a)	$—	$(2,580)	$3,056	$13,340,541	13,337,874	$82,115	$—

(a)	Represents net amount purchased (sold).

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10‑Year U.S. Treasury Note	268	03/22/23	$30,770	$(430,105)
U.S. Long Bond	497	03/22/23	64,905	(1,816,179)
5‑Year U.S. Treasury Note	234	03/31/23	25,612	(301,211)

				$(2,547,495)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,547,495	$—	$2,547,495

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$6,692,777	$—	$6,692,777

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(577,422)	$—	$(577,422)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$119,387,422
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$760,444,858	$—	$760,444,858
Municipal Bonds Transferred to Tender Option Bond Trusts	—	80,950,396	—	80,950,396

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock Municipal Income Trust (BFK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$13,340,541	$—	$—	$13,340,541

	$13,340,541	$841,395,254	$—	$854,735,795

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,547,495)	$—	$—	$(2,547,495)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(49,248,816)	$—	$(49,248,816)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(320,048,816)	$—	$(320,048,816)

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.6%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	$1,115	$1,195,403
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	570	589,310
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,124,206
Series D, Sub Lien, 6.00%, 10/01/42	2,875	3,070,842
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,659,026
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	315	295,390
Series B1, (AGM), 3.00%, 06/01/50	865	672,099
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	960	964,619
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	1,890	2,066,067

		11,636,962

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,890	1,715,606

Arizona — 3.0%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	575	545,185
Series A, 5.00%, 07/01/39(b)	480	462,662
Series A, (BAM), 4.00%, 06/01/44	425	421,975
Series A, 5.00%, 07/01/49(b)	550	501,671
Series A, 5.00%, 07/01/54(b)	425	379,867
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.50%, 07/01/52	130	131,480
Series G, 5.00%, 07/01/47	435	417,689
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	65	62,778
5.00%, 05/15/56	575	528,140
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	2,120	2,031,848
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(b)	400	403,732
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(b)	260	235,507
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	2,030	1,997,220
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	215	212,871
5.00%, 07/01/54(b)	490	454,945
Series A, 4.13%, 09/01/38	775	781,732
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,233,191
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	3,796,282
5.00%, 12/01/37	6,845	7,266,604

		21,865,379

Arkansas — 1.1%
Arkansas Development Finance Authority, RB(b)
Series A, AMT, 4.50%, 09/01/49	380	342,403
Series A, AMT, 4.75%, 09/01/49	4,235	3,967,729

Security	Par (000)	Value

Arkansas (continued)
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	$505	$506,974
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	840	832,999
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,835,862
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	473,153

		7,959,120

California — 10.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	3,895	3,953,483
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(c)	1,320	1,332,966
Series A, 4.00%, 08/15/48	6,335	6,310,458
California Municipal Finance Authority, RB, AMT, Senior Lien, 5.00%, 12/31/43	800	815,796
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	187,478
Series A, 5.25%, 08/15/49	460	465,230
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	1,755	1,756,037
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,230	1,251,790
Series I, 5.50%, 11/01/30	2,500	2,561,398
Series I, 5.00%, 11/01/38	955	975,668
California Statewide Communities Development Authority, Refunding RB
4.00%, 03/01/42	1,000	986,072
4.00%, 03/01/48	1,345	1,279,568
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(d)	1,000	1,042,159
City of Los Angeles Department of Airports, RB, Series A, AMT, 4.00%, 05/15/42	3,700	3,686,136
City of Los Angeles Department of Airports, Refunding RB
AMT, Subordinate, 5.00%, 05/15/46	830	885,423
Series D, AMT, Subordinate, 4.00%, 05/15/51	1,755	1,592,666
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	655	481,743
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	305	262,191
4.00%, 12/01/56	440	326,225
Series A, 4.00%, 06/01/58	1,860	1,559,392
Senior Lien, 3.13%, 06/01/57	1,595	1,119,100
Series A, Senior Lien, 4.00%, 12/01/58	945	734,099
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	1,650	1,986,927
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	2,445	2,498,998
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42	1,180	1,299,379
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(e)	8,000	4,331,288
Palomar Community College District, GO Series B, Convertible, 0.00%, 08/01/39(d)	2,605	2,832,979

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Palomar Community College District, GO (continued)
Series B, Election 2006, 0.00%, 08/01/30(e)	$1,500	$1,234,962
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(c)	5,005	5,042,898
Series J, 5.25%, 05/15/38	1,420	1,431,582
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,570,273
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(c)(d)	2,800	3,276,960
San Diego County Regional Airport Authority, RB
Series B, AMT, 5.00%, 07/01/42	1,515	1,574,785
Series B, AMT, Subordinate, 4.00%, 07/01/56	1,595	1,473,243
San Diego Unified School District, GO(e)
Class A, 0.00%, 07/01/29	2,930	2,516,252
Class A, 0.00%, 07/01/29(f)	2,385	1,979,018
Series A, 0.00%, 07/01/29(f)	685	568,397
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,085	1,090,935
Series A, AMT, 5.25%, 05/01/33	850	855,208
Series A, AMT, 5.00%, 05/01/44	1,090	1,102,381
State of California, Refunding GO, 5.00%, 02/01/38	3,000	3,000,000
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	440	450,635
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	958,167

		74,640,345

Colorado — 4.8%
Arapahoe County School District No. 6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,260	1,418,107
Board of Governors of Colorado State University System, Refunding RB, Series C, (NPFGC), 4.00%, 03/01/47	5,650	5,426,944
City & County of Denver Colorado Airport System Revenue, RB
Series B, 5.25%, 11/15/32	3,250	3,322,316
Series A, AMT, 5.50%, 11/15/28	1,000	1,019,701
Series A, AMT, 5.50%, 11/15/30	340	346,775
Series A, AMT, 5.50%, 11/15/31	405	413,103
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	4,755	5,268,221
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/45	1,160	1,339,032
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB(e)
Series A-2, 0.00%, 08/01/37	1,490	820,759
Series A-2, 0.00%, 08/01/38	915	482,481
Colorado Educational & Cultural Facilities Authority, RB (NPFGC), 5.50%, 07/01/40	2,510	2,515,108
5.00%, 03/01/50(b)	360	352,970
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	1,690	1,542,472
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	480	524,133
5.25%, 11/01/52	1,000	1,071,284

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	$1,285	$1,198,802
Series A, 5.00%, 08/01/44	1,950	2,030,391
Series A, 4.00%, 11/15/46	1,610	1,578,798
Series A, 3.25%, 08/01/49	1,415	1,095,537
Series A, 4.00%, 08/01/49	1,485	1,359,528
Series A, 4.00%, 11/15/50	1,480	1,437,258
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	555	505,174

		35,068,894

Connecticut — 0.5%
Connecticut Housing Finance Authority, RB, M/F Housing, Series A-1, 3.50%, 11/15/51	1,260	1,253,638
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	590	616,015
State of Connecticut, GO, Series A, 4.00%, 01/15/37	1,985	2,043,081

		3,912,734

Delaware — 1.4%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	321,901
Series A, 5.00%, 07/01/48	900	854,756
Delaware State Health Facilities Authority, RB
5.00%, 06/01/43	820	849,194
5.00%, 06/01/48	1,395	1,438,913
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	4,895	4,780,203
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,790	1,839,792

		10,084,759

District of Columbia — 3.4%
District of Columbia, Refunding RB
5.00%, 04/01/35	315	338,201
Catholic Health Services, 5.00%, 10/01/48	1,695	1,746,072
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,523,117
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 4.00%, 10/01/39	1,060	1,061,111
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(e)	10,170	6,643,085
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(e)	13,485	8,315,822
Class B, Subordinate, (AGM), 4.00%, 10/01/53	555	539,400
Series B, Subordinate, 4.00%, 10/01/49	2,000	1,884,698
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	3,000	3,188,283

		25,239,789

Florida — 6.5%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	585	595,001
Capital Projects Finance Authority, RB
Series A-1, 5.00%, 10/01/32	140	147,952
Series A-1, 5.00%, 10/01/33	155	162,994
Series A-1, 5.00%, 10/01/34	155	161,897
Series A-1, 5.00%, 10/01/35	50	51,795
Capital Trust Agency, Inc., RB 5.00%, 01/01/55(b)	305	236,119

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB (continued)
Series A, 5.00%, 06/01/45(b)	$480	$428,221
Series A, 5.00%, 12/15/49	160	153,443
Series A, 5.00%, 12/15/54	140	133,977
Series A, 5.50%, 06/01/57(b)	170	155,300
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	2,902,079
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	1,290	1,334,696
City of Tampa Florida, RB, CAB(e)
Series A, 0.00%, 09/01/49	285	78,257
Series A, 0.00%, 09/01/53	300	69,095
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,755	1,785,258
County of Broward Florida Airport System Revenue, RB, Series A, AMT, 5.00%, 10/01/45	2,845	2,908,682
County of Miami-Dade Seaport Department, RB(c)
Series A, 5.38%, 10/01/23	1,015	1,032,654
Series A, 6.00%, 10/01/23	5,215	5,327,133
Series B, AMT, 6.00%, 10/01/23	4,750	4,837,397
Series B, AMT, 6.25%, 10/01/23	460	469,950
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.25%, 10/01/52(g)	1,285	1,372,500
Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,180	2,104,749
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/41	275	101,305
Series A-2, 0.00%, 10/01/42	370	127,996
Series A-2, 0.00%, 10/01/43	335	108,619
Series A-2, 0.00%, 10/01/44	345	108,085
Series A-2, 0.00%, 10/01/45	285	80,950
Series A-2, 0.00%, 10/01/46	625	166,966
Series A-2, 0.00%, 10/01/47	605	157,089
Series A-2, 0.00%, 10/01/48	430	105,060
Series A-2, 0.00%, 10/01/49	355	83,415
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	430	320,846
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	505,304
Florida Development Finance Corp., RB
6.50%, 06/30/57(b)	925	931,631
Series A, 5.00%, 06/15/40	155	156,446
Series A, 5.00%, 06/15/50	520	510,771
Series A, 5.00%, 06/15/55	310	302,792
AMT, 5.00%, 05/01/29(b)	270	253,978
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	270	230,509
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	3,505	3,493,055
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(c)	1,735	1,761,410
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	25	25,044
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,556,822

Security	Par (000)	Value

Florida (continued)
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	$1,075	$1,018,162
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,357,980
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	210	212,777
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	1,185	1,125,822
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(c)	1,785	1,799,467
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	220	183,191
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(h)(i)	800	506,893
Trout Creek Community Development District, SAB
4.00%, 05/01/40	630	541,516
4.00%, 05/01/51	1,050	817,421
Westside Community Development District, SAB, 4.00%, 05/01/50	815	646,267

		47,746,738

Georgia — 4.9%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	3,165	3,035,577
Dalton Whitfield County Joint Development Authority, GO, 4.00%, 08/15/48	3,640	3,554,973
Development Authority for Fulton County, RB, 4.00%, 06/15/49	470	462,999
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	535	498,785
Georgia Housing & Finance Authority, RB, S/F Housing
3.60%, 12/01/44	1,045	917,359
Series A, 3.95%, 12/01/43	120	120,649
Series A, 4.00%, 12/01/48	170	170,596
Series A, 4.00%, 06/01/49	1,645	1,717,594
Series B, 2.50%, 06/01/50	520	349,065
Georgia Ports Authority, RB, 4.00%, 07/01/52	1,915	1,897,470
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,280,367
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	360	385,337
Series A, 5.00%, 05/15/36	1,860	1,973,994
Series A, 5.00%, 05/15/37	400	421,003
Series A, 5.00%, 05/15/38	1,265	1,324,608
Series A, 5.00%, 05/15/43	330	335,471
Series A, 5.00%, 05/15/49	4,575	4,691,937
Series A, 5.00%, 06/01/53(a)(g)	5,845	6,207,536
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/48	835	842,727
4.00%, 01/01/49	2,105	1,905,055
5.00%, 01/01/56	350	356,870
4.00%, 01/01/59	1,335	1,186,561
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	700	659,391
Series A, Subordinate, 4.00%, 01/01/51	615	571,443

		35,867,367

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.3%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	$425	$429,023
AMT, 5.25%, 08/01/26	460	464,510
State of Hawaii Airports System Revenue, RB, Series A, AMT, 5.00%, 07/01/45	1,500	1,531,714

		2,425,247

Idaho — 0.5%
Idaho Health Facilities Authority, RB 4.00%, 12/01/43	670	671,238
Series 2017, 5.00%, 12/01/46	540	561,290
Series A, 5.00%, 03/01/39	500	504,579
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,003,598

		3,740,705

Illinois — 10.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,760	1,838,633
Series A, 5.00%, 12/01/40	1,410	1,430,812
Series A, 5.00%, 12/01/42	1,480	1,479,936
Series A, 5.00%, 12/01/47	480	481,683
Series C, 5.25%, 12/01/35	2,655	2,691,243
Series D, 5.00%, 12/01/46	3,480	3,457,700
Series H, 5.00%, 12/01/36	585	594,840
Series H, 5.00%, 12/01/46	240	240,322
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,120	1,148,198
Series C, 5.00%, 12/01/27	500	521,048
Series C, 5.00%, 12/01/30	605	631,403
Series C, 5.00%, 12/01/34	475	488,909
Series D, 5.00%, 12/01/25	435	445,952
Series F, 5.00%, 12/01/23	310	311,739
Series F, 5.00%, 12/01/24	340	345,232
Series G, 5.00%, 12/01/34	315	324,491
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,870	1,880,438
Chicago Midway International Airport, Refunding RB, Series B, 5.00%, 01/01/46	1,670	1,709,046
Chicago O’Hare International Airport, RB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	430	444,338
Chicago O’Hare International Airport, Refunding RB
Series A, AMT, Senior Lien, 4.38%, 01/01/53	1,390	1,407,785
Series A, Senior Lien, 4.00%, 01/01/36	675	698,059
Series B, Senior Lien, 5.00%, 01/01/53	1,040	1,092,473
Cook County Community College District No. 508, GO
5.50%, 12/01/38	3,075	3,137,518
5.25%, 12/01/43	2,935	2,988,743
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	820	831,999
Series A, 5.00%, 02/15/47	240	239,663
Series A, 5.00%, 02/15/50	130	126,275
Illinois Finance Authority, Refunding RB 4.00%, 03/01/35	1,290	1,298,344
Series A, 5.00%, 11/15/45	1,205	1,220,737
Series C, 5.00%, 02/15/41	555	578,677
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	2,980	3,092,909
Series B, 5.00%, 01/01/40	3,335	3,534,767

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB (continued)
Series C, 5.00%, 01/01/37	$2,000	$2,103,988
Series C, 5.00%, 01/01/38	2,250	2,366,118
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,370	2,381,779
Metropolitan Pier & Exposition Authority, Refunding RB(e)
Series B, (AGM), 0.00%, 06/15/44	3,765	1,429,043
Series B, (AGM), 0.00%, 06/15/47	22,775	7,381,309
State of Illinois, GO
5.25%, 02/01/31	1,485	1,518,453
5.25%, 02/01/32	2,365	2,417,799
5.50%, 07/01/33	3,000	3,032,865
5.50%, 07/01/38	695	702,307
5.00%, 02/01/39	1,910	1,924,505
5.50%, 05/01/39	795	865,812
Series A, 5.00%, 04/01/38	4,545	4,559,426
Series D, 5.00%, 11/01/28	900	970,007
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	96,974
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,238,029
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(b)	390	339,128

		74,041,454

Indiana — 1.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	996,885
AMT, 7.00%, 01/01/44	2,355	2,401,881
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	2,870	2,891,265
Series A, AMT, 5.25%, 07/01/23	500	504,270
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	775	761,492
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,520	1,523,048

		9,078,841

Iowa — 0.3%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	1,900	1,624,933
Iowa Student Loan Liquidity Corp, Refunding RB, Series B, AMT, 3.00%, 12/01/39	310	277,888

		1,902,821

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	705	673,302

Kentucky — 0.8%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,635,992
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, Convertible, 6.61%, 07/01/34	500	593,332
Series C, Convertible, 6.60%, 07/01/39	830	955,302
Series C, Convertible, 0.00%, 07/01/43	1,770	2,031,873

		6,216,499

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 1.3%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(c)	$860	$884,339
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,100	3,881,659
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53(g)	995	969,417
Lake Charles Harbor & Terminal District, RB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,534,300
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,680,254
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	605	609,175

		9,559,144

Maryland — 3.1%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	171,845
5.25%, 07/01/44	170	170,729
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/46	1,500	1,575,436
Series A, 4.00%, 07/01/49	3,120	3,021,121
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	1,430	1,499,233
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	305	319,032
Series A, 5.00%, 05/15/42	1,760	1,832,044
Series B, 4.00%, 04/15/45	795	773,137
Series B, 4.00%, 04/15/50	1,645	1,564,267
Maryland Stadium Authority, RB
(NPFGC), 5.00%, 05/01/34	2,700	3,001,517
(NPFGC), 5.00%, 05/01/42	1,750	1,877,746
Series A, (NPFGC), 5.00%, 05/01/47	3,225	3,422,999
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	4,915	3,389,615

		22,618,721

Massachusetts — 3.2%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 01/01/46	1,975	2,117,520
Series C, 5.00%, 10/01/47	1,195	1,345,338
Series C, 5.00%, 10/01/52	1,240	1,378,008
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,132,305
5.00%, 10/01/48	830	770,829
Series A, 5.25%, 01/01/42	1,110	1,147,270
Series A, 5.00%, 01/01/47	1,570	1,592,789
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,094,400
5.00%, 04/15/40	400	402,387
5.00%, 09/01/43	750	764,693
Series A, 5.00%, 10/01/35	500	519,558
Series A, 5.00%, 01/01/40	435	449,713
Series A, 5.00%, 10/01/43	750	762,535
Series P, 5.45%, 05/15/59	2,010	2,277,579
Massachusetts Educational Financing Authority, RB Series B, AMT, 2.63%, 07/01/36	25	24,295

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Educational Financing Authority, RB (continued) AMT, Subordinate, 3.75%, 07/01/47	$1,865	$1,528,360
Massachusetts Educational Financing Authority, Refunding RB, Series B, AMT, 3.63%, 07/01/34	30	30,177
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	160	146,671
Series A, 3.85%, 06/01/46	205	182,709
Series A-1, (FHA), 3.10%, 06/01/60	1,110	773,323
Series C-1, 3.15%, 12/01/49	400	310,090
Series C-1, 3.25%, 12/01/54	1,475	1,100,387
Series D-1, 2.55%, 12/01/50	420	302,224
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/46	3,100	3,296,701

		23,449,861

Michigan — 6.5%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,016
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,073,120
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,490	1,631,425
Series B, 2nd Lien, 5.50%, 07/01/52	3,525	3,885,629
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,817,850
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,811,840
Series B, Senior Lien, 5.50%, 07/01/52	3,525	3,890,299
Michigan Finance Authority, RB
4.00%, 02/15/47	7,080	6,790,060
4.00%, 02/15/50	1,630	1,545,271
4.00%, 02/15/44	2,500	2,441,942
Series S, 5.00%, 11/01/44	1,555	1,589,100
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	5,560	5,745,343
4.00%, 11/15/46	570	547,203
Series A, 4.00%, 12/01/49	4,100	3,983,388
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	215	228,024
Michigan State Housing Development Authority, RB, M/F Housing
Series A, AMT, 3.80%, 10/01/38	1,690	1,677,771
Series A, AMT, 4.15%, 10/01/53	940	859,461
Series A, AMT, 2.70%, 10/01/56	2,655	1,751,254
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	730	790,329
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,795	1,819,775

		47,884,100

Minnesota — 2.3%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	880	829,266
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	579,422
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	425	401,869

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	$1,080	$1,047,951
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,750,767
Series A, 5.25%, 02/15/53	415	432,511
Series A, 5.25%, 02/15/58	1,605	1,669,473
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	575	549,533
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	299,102
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	364,644
Minnesota Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	930	768,181
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	4,785	4,774,291
Series H, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,720	1,683,997

		17,151,007

Mississippi — 1.0%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,699,025
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(c)	2,000	2,025,412
State of Mississippi Gaming Tax Revenue, RB
Series A, 5.00%, 10/15/37	330	352,188
Series A, 4.00%, 10/15/38	1,650	1,625,291

		7,701,916

Missouri — 2.1%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	300	300,036
4.00%, 06/01/53	840	813,501
Series A, 5.00%, 10/01/23(c)	500	507,498
Series A, 5.00%, 06/01/42	540	568,058
Series C-2, 5.00%, 10/01/34	1,000	1,016,947
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	305	307,030
Kansas City Industrial Development Authority, RB, Class B, AMT, 5.00%, 03/01/54	3,530	3,640,768
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	1,060	935,278
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	1,110	863,135
Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	6,205	6,189,649

		15,141,900

Security	Par (000)	Value

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	$60	$59,808
Series B-2, 3.60%, 12/01/47	100	100,192

		160,000

Nebraska — 0.4%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	400	409,042
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	2,700	2,656,104

		3,065,146

Nevada — 0.7%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42 .	650	667,668
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	1,570	1,565,825
Series A-1, (AGM), 4.00%, 06/01/46	1,250	1,219,148
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,019,198
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	595	607,690
5.00%, 07/01/45	420	422,862

		5,502,391

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB(b)
Series A, 3.63%, 07/01/43(a)	130	108,393
Series B, 4.63%, 11/01/42	2,095	1,992,052
Series B, AMT, 3.75%, 07/01/45(a)	395	317,574
Series C, AMT, 4.88%, 11/01/42	1,140	1,057,691
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	800	744,664

		4,220,374

New Jersey — 9.6%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,297,894
5.25%, 11/01/44	1,885	1,911,841
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	460	499,746
4.00%, 11/01/38	370	371,313
4.00%, 11/01/39	295	295,004
5.00%, 06/15/43	160	174,148
Class A, 5.25%, 11/01/47	4,795	5,208,473
Series A, 5.00%, 06/15/47	2,500	2,589,790
Series B, 4.50%, 06/15/40	1,270	1,300,471
Series EEE, 5.00%, 06/15/48	4,275	4,450,018
Series LLL, 5.00%, 06/15/34	365	403,686
Series UU, 5.00%, 06/15/24(c)	80	82,791
Series UU, 5.00%, 06/15/40	345	349,603
Series WW, 5.00%, 06/15/36	210	220,043
AMT, 5.13%, 09/15/23	670	672,061
AMT, (AGM), 5.00%, 01/01/31	790	799,185
AMT, (AGM), 5.13%, 07/01/42	200	202,900
AMT, 5.38%, 01/01/43	3,000	3,027,450
Series B, AMT, 5.63%, 11/15/30	660	668,311

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	$1,060	$1,064,589
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	4,388	4,568,160
5.75%, 04/01/31	2,675	2,532,326
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	3,570	3,487,908
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	685	725,430
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B, AMT, 4.00%, 12/01/41	3,390	3,418,256
Series C, Class C, AMT, Subordinate, 5.00%, 12/01/52	3,425	3,541,111
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	1,100	1,091,076
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.13%, 06/15/39	1,040	1,048,331
Series AA, 5.50%, 06/15/39	3,510	3,546,030
Series AA, 5.00%, 06/15/45	900	917,447
Series AA, 5.00%, 06/15/46	400	407,545
Series AA, 3.00%, 06/15/50	130	98,716
Series S, 5.25%, 06/15/43	2,810	2,985,347
Series S, 5.00%, 06/15/46	2,070	2,160,320
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(e)	1,000	580,022
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	4,450	4,574,711
South Jersey Port Corp., RB, Series B, AMT, 5.00%, 01/01/35	625	648,399
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,340	1,425,087
Series A, 4.00%, 06/01/37	500	493,112
Series A, 5.25%, 06/01/46	4,955	5,161,792
Sub-Series B, 5.00%, 06/01/46	2,100	2,124,299

		71,124,742

New Mexico — 0.7%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	180,627
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	2,950	2,907,818
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	2,100	2,198,595

		5,287,040

New York — 13.5%
City of New York New York, GO
Series A -1, 4.00%, 08/01/50	10,000	9,915,490
Series A-1, 4.00%, 09/01/46	2,175	2,153,650
Series C, 5.00%, 08/01/43	805	895,926
Series D, 5.00%, 12/01/43	2,620	2,853,235
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,585,118
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	1,000	1,005,142
Series B, 5.25%, 11/15/38	2,970	3,023,104

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	$1,950	$1,947,057
Series C-1, 5.00%, 11/15/50	370	375,389
Series C-1, 5.25%, 11/15/55	1,040	1,072,195
Series C-1, 5.00%, 11/15/56	2,670	2,700,641
Series C-1, 5.25%, 11/15/56	10	10,172
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,505	1,087,423
Series F-1, (FHA), 2.50%, 11/01/51	3,565	2,368,347
Series I-1, (FHA), 2.55%, 11/01/45	1,200	876,388
Series I-1, (FHA), 2.65%, 11/01/50	3,205	2,222,103
Series I-1, (FHA), 2.70%, 11/01/55	950	637,984
New York City Industrial Development Agency, Refunding RB
3.00%, 03/01/49	605	458,517
Series A, (AGM), 3.00%, 01/01/36	65	59,272
Series A, (AGM), 3.00%, 01/01/40	235	199,941
New York City Municipal Water Finance Authority, Refunding RB
Series BB, 4.00%, 06/15/47	3,660	3,660,091
Series BB-1, 4.00%, 06/15/45	855	851,410
Series CC, 5.00%, 06/15/47	4,180	4,207,245
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	1,015	1,015,159
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	1,105	1,093,911
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,400	1,372,461
Series A, 6.25%, 06/01/41(b)	3,100	3,100,670
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	500	484,513
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	5,005	4,139,225
Class 2, 5.15%, 11/15/34(b)	420	421,020
Class 2, 5.38%, 11/15/40(b)	1,450	1,450,505
Series 1, 5.00%, 11/15/44(b)	4,920	4,907,661
Series A, 2.88%, 11/15/46	9,305	7,058,894
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	1,620	1,581,718
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	4,320	4,239,583
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,305	1,405,159
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	1,605	1,153,788
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 3.00%, 01/01/46	900	709,623
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/45	3,000	3,005,070
New York State Urban Development Corp., Refunding RB, Series A, 4.00%, 03/15/44	7,275	7,192,967
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,910	1,991,320
Port Authority of New York & New Jersey, RB, 221st Series, AMT, 4.00%, 07/15/60	850	773,963
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	1,190	1,075,311

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	$620	$665,873
Series A, 4.00%, 11/15/54	710	692,186
Series A, 5.00%, 11/15/54	2,310	2,473,382
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	549,694
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	445	453,413
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	320	321,268

		99,494,177

North Carolina — 0.3%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,735	1,748,554
North Carolina Medical Care Commission, RB
4.00%, 11/01/52	400	385,249
Series A, 4.00%, 10/01/50	115	95,144
Series A, 5.00%, 10/01/50	305	305,341

		2,534,288

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, Series B, 3.00%, 07/01/52	1,710	1,672,787

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 3.00%, 06/01/48	1,505	1,135,386
Series A-2, 4.00%, 06/01/48	1,160	1,066,095
Series B-2, 5.00%, 06/01/55	10,020	9,558,278
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,000,498
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	290	300,356
Series A, 4.00%, 12/01/44	365	360,164
Series CC, 5.00%, 11/15/49	550	613,757
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,085	1,035,287
Series A, 3.75%, 08/15/50	755	684,279
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	880	864,313
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,130,058
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	1,135	1,040,192
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	50	52,302
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,470	2,472,403
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,000	1,004,697
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,250	2,075,686

		25,393,751

Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	754,909
Oklahoma Development Finance Authority, RB Series B, 5.50%, 08/15/52	1,460	1,362,717

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Development Finance Authority, RB (continued)
Series B, 5.50%, 08/15/57	$625	$576,010
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	1,780	1,794,554
Series C, 4.00%, 01/01/42	1,420	1,455,706

		5,943,896

Oregon — 0.8%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	510	263,979
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	530	277,700
Oregon Health & Science University, RB
Series A, 4.00%, 07/01/37	675	681,168
Series A, 5.00%, 07/01/42	600	631,422
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,506,952
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	115	115,614
State of Oregon, GO, 3.00%, 12/01/51	1,325	1,360,058
Warm Springs Reservation Confederated Tribe, Refunding RB, Series B, 5.00%, 11/01/39(b)	650	709,472

		5,546,365

Pennsylvania — 5.3%
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(c)	2,500	2,520,275
Bucks County Industrial Development Authority, RB, 4.00%, 08/15/50	1,305	1,202,937
Commonwealth Financing Authority, RB
5.00%, 06/01/34	750	820,988
(AGM), 4.00%, 06/01/39	1,365	1,375,680
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	870	823,271
Delaware River Port Authority, RB, 4.50%, 01/01/24(c)	1,500	1,524,769
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	780	819,243
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	715	665,819
Class B, 4.00%, 05/01/52	1,215	1,116,129
Series A, 5.00%, 09/01/43	645	671,225
Series A, 5.00%, 09/01/48	980	1,011,979
Series A, 4.00%, 09/01/49	1,380	1,285,656
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	470	441,616
AMT, 5.00%, 12/31/38	390	393,848
AMT, 5.00%, 06/30/42	2,455	2,467,214
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,911,898
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	100	76,812
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 2022, 4.25%, 10/01/52	3,125	3,227,672

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing (continued)
Series 125B, AMT, 3.65%, 10/01/42	$1,000	$927,149
Pennsylvania Housing Finance Agency, Refunding RB, Series 119, AMT, 3.50%, 10/01/36	1,015	993,338
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,411,391
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,228,642
Series A, Subordinate, 5.00%, 12/01/44	2,080	2,215,090
Series A, Subordinate, 4.00%, 12/01/50	1,075	1,038,249
Series A, Subordinate, (BAM), 4.00%, 12/01/50	535	524,367
Series B, Subordinate, 4.00%, 12/01/51	610	586,929
Pennsylvania Turnpike Commission, Refunding RB
Series B-2, (AGM), 5.00%, 06/01/35	1,640	1,787,377
Series C, 4.00%, 12/01/51	1,555	1,531,422
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,288,261
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	865	936,589
(SAW), 5.00%, 03/01/43	590	633,649
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	1,290	1,411,566

		38,871,050

Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A1, Restructured, 5.63%, 07/01/29	3,910	4,164,877
Series A1, Restructured, 5.75%, 07/01/31	3,524	3,821,281
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,061	8,630,602
Series A-1, Restructured, 5.00%, 07/01/58	11,305	11,138,251
Series A-2, Restructured, 4.78%, 07/01/58	2,097	1,996,101
Series A-2, Restructured, 4.33%, 07/01/40	2,508	2,398,355
Series B-1, Restructured, 4.75%, 07/01/53	425	405,187
Series B-2, Restructured, 4.78%, 07/01/58	412	391,647
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	19,562	5,432,133

		38,378,434

Rhode Island — 2.5%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,155	1,193,333
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing
Series 3-B, (FHA), 4.13%, 10/01/49	295	266,961
Series 76-A, 3.00%, 10/01/51	3,265	3,168,640
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	735	723,522
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,000	1,014,067
Series A, 5.00%, 06/01/40	2,050	2,068,034
Series B, 4.50%, 06/01/45	5,215	5,225,242
Series B, 5.00%, 06/01/50	4,500	4,524,309

		18,184,108

South Carolina — 4.5%
Charleston County Airport District, RB(c)
Series A, AMT, 5.50%, 07/01/23	2,000	2,018,385

Security	Par (000)	Value

South Carolina (continued)
Charleston County Airport District, RB(c) (continued) Series A, AMT, 6.00%, 07/01/23	$1,695	$1,713,709
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	271,635
4.38%, 11/01/49	470	378,673
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(b)	485	464,204
5.00%, 04/01/44	200	192,773
4.00%, 04/01/49	200	156,054
5.00%, 04/01/49	270	254,529
4.00%, 04/01/54	210	158,612
5.00%, 04/01/54	490	457,151
5.00%, 01/01/55(b)	845	743,429
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	3,032,731
Series A, 5.00%, 05/01/43	1,680	1,733,340
Series A, 4.25%, 05/01/48	1,445	1,392,879
South Carolina Ports Authority, RB
AMT, 5.25%, 07/01/25(c)	555	584,598
AMT, 5.00%, 07/01/55	710	732,682
Series B, AMT, 4.00%, 07/01/49	1,745	1,665,601
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,450	4,527,038
Series E, 5.00%, 12/01/48	440	442,223
Series E, 5.50%, 12/01/53	2,500	2,543,088
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/36	175	184,151
Series A, 5.00%, 12/01/50	1,035	1,043,468
Series E, 5.25%, 12/01/55	4,685	4,803,409
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 3.00%, 01/01/52	1,115	1,092,680
Series A, AMT, 4.00%, 01/01/52	2,355	2,403,372

		32,990,414

South Dakota — 0.2%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(c)	740	785,385
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	705	664,525

		1,449,910

Tennessee — 3.0%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	115	106,442
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	879,666
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	375	366,767
Memphis-Shelby County Airport Authority, RB, Series A, AMT, 5.00%, 07/01/45	3,515	3,686,926
Mercer County Improvement Authority, RB, Series B, AMT, 5.00%, 07/01/40	2,500	2,556,307

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	$230	$183,644
Series A, 5.25%, 10/01/58	2,860	2,881,542
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)(g)	9,665	10,103,607
Tennessee Housing Development Agency, RB, S/F Housing, Series 1, 3.75%, 07/01/52	1,300	1,310,048

		22,074,949

Texas — 8.4%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,165	1,245,795
7.88%, 11/01/62	1,005	1,046,312
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	65	51,115
City of Austin Texas Airport System Revenue, RB AMT, 5.00%, 11/15/39	440	448,166
Series B, AMT, 5.00%, 11/15/44	1,290	1,345,066
City of Beaumont Texas, GO, 5.25%, 03/01/23(c)	2,340	2,344,731
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	225	225,198
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	130	133,734
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	1,175	1,280,939
Series A, AMT, 5.00%, 07/01/27	125	127,758
Series A, AMT, 4.00%, 07/01/46	1,390	1,324,484
Sub-Series A, AMT, 4.00%, 07/01/47	690	656,845
City of Houston Texas System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/48	3,420	3,182,761
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	850	902,851
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,860	1,988,284
El Paso Independent School District, GO, (PSF), 4.00%, 08/15/43	890	905,263
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(e)	11,690	4,145,262
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(c)(e)	370	213,469
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,240	2,258,404
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(e)	14,680	7,290,703
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	455	416,388
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(c)(e)	2,415	1,206,440
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	3,165	3,179,622
Series A, 5.00%, 01/01/48	1,060	1,114,894
Red River Education Finance Corp., RB, 5.25%, 03/15/23(c)	1,820	1,825,414
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,150	5,096,265

Security	Par (000)	Value

Texas (continued)
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	$945	$1,012,227
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	1,690	1,624,921
Series A, 5.00%, 07/01/53	2,080	2,220,566
Series B, 5.00%, 07/01/36	1,500	1,604,007
Series B, 5.00%, 07/01/48	3,330	3,475,961
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	242,726
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	135	135,299
Series A, (GNMA), 3.63%, 09/01/44	1,295	1,196,694
Series A, (GNMA), 3.75%, 09/01/49	855	826,919
Texas Transportation Commission State Highway 249 System, RB, Series A, 5.00%, 08/01/57	1,085	1,099,865
Texas Transportation Commission State Highway 249 System, RB, CAB(e)
0.00%, 08/01/35	270	156,648
0.00%, 08/01/36	145	78,811
0.00%, 08/01/37	195	99,306
0.00%, 08/01/38	200	95,891
0.00%, 08/01/39	1,000	453,305
0.00%, 08/01/43	795	282,192
0.00%, 08/01/44	870	287,708
0.00%, 08/01/45	1,135	349,162
Texas Water Development Board, RB
4.00%, 10/15/45	1,195	1,200,188
Series A, 4.00%, 10/15/49	1,390	1,391,390

		61,789,949

Utah — 0.5%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/43	530	553,393
Series A, AMT, 5.00%, 07/01/47	665	685,729
Series A, AMT, 5.00%, 07/01/48	640	662,290
County of Utah, RB, Series A, 3.00%, 05/15/50	710	569,954
Utah Charter School Finance Authority, RB
(UT CSCE), 5.00%, 10/15/48	360	369,092
Series A, 5.00%, 06/15/39(b)	200	199,158
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(b)	150	145,615
(UT CSCE), 4.00%, 04/15/42	400	382,853
5.00%, 06/15/55(b)	385	348,650

		3,916,734

Vermont — 0.3%
University of Vermont and State Agricultural College, Refunding RB
4.00%, 10/01/37	500	504,237
5.00%, 10/01/43	1,470	1,565,090
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	285	288,690

		2,358,017

Virginia — 2.3%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.38%, 03/01/36	490	393,531
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47	2,320	2,433,316

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	$4,055	$3,997,849
Series A, Senior Lien, 4.00%, 07/01/55	5,405	5,403,027
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	585	561,014
4.00%, 09/01/48	375	298,130
Virginia Housing Development Authority, RB, M/F Housing
Series B, 4.00%, 06/01/53	385	369,337
Series D, 3.90%, 10/01/48	1,430	1,317,153
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,330	2,340,869

		17,114,226

Washington — 2.1%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	440	372,823
Port of Seattle Washington, RB
Series A, AMT, 5.00%, 05/01/43	1,470	1,527,758
Series C, AMT, 5.00%, 04/01/40	930	948,890
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	1,450	1,521,153
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.50%, 08/01/47	1,760	1,945,096
State of Washington, COP
Series B, 5.00%, 07/01/37	3,910	4,169,526
Series B, 5.00%, 07/01/38	650	689,308
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	250	235,836
Washington State Convention Center Public Facilities District, RB, Class B, 3.00%, 07/01/58	3,715	2,447,884
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/38	600	601,621
5.00%, 01/01/43	900	898,130

		15,358,025

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	2,680,395

Wisconsin — 1.6%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	385	377,955
Class A, 6.13%, 06/15/57	435	428,362
Series A, 4.00%, 11/15/37	100	91,588
Series A, 5.00%, 07/15/39(b)	100	98,454
Series A, 5.00%, 10/15/40(b)	425	410,301
Series A, 5.00%, 11/15/41	270	273,972
Series A, 5.00%, 07/15/49(b)	245	228,185
Series A, 5.00%, 10/15/50(b)	540	498,761
Series A, 5.00%, 07/15/54(b)	115	104,918
Series A, 5.00%, 07/01/55(b)	300	269,385
Series A, 5.00%, 10/15/55(b)	560	510,973
Series A-1, 4.50%, 01/01/35(b)	230	206,767
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	165	135,950
5.00%, 09/01/54(b)	130	104,476
Series A, 4.00%, 10/01/49	2,000	1,829,288
Series A, 5.00%, 11/15/49	335	322,832

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB (continued) AMT, 4.00%, 08/01/35	$280	$253,016
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	2,005	2,131,351
4.00%, 12/15/49	2,135	2,044,077
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 3.15%, 11/01/44	480	391,778
Series A, 4.45%, 05/01/57	575	559,595
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	687,790

		11,959,774

Wyoming — 0.6%
Wyoming Community Development Authority, RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	2,425	2,410,596
Series 3, (FHLMC, FNMA, GNMA), 3.00%, 06/01/50	2,120	2,078,575

		4,489,171

Total Municipal Bonds — 138.1% (Cost: $1,029,616,352)		1,018,883,324

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	915	917,558

California — 1.6%
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	8,384	8,822,012
Series A, 5.00%, 10/01/43	2,775	2,948,820

		11,770,832

Colorado — 1.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB(k)
Series A, AMT, 5.25%, 12/01/43	1,901	2,028,405
Series A, AMT, 5.25%, 12/01/48	1,664	1,758,042
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	4,650	4,619,833

		8,406,280

District of Columbia — 0.2%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	1,300	1,300,436

Florida — 0.5%
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,930	1,900,850
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(k)	1,771	1,676,403

		3,577,253

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 1.8%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	$988	$924,043
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	11,928	12,625,888

		13,549,931

Illinois — 0.5%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	480	480,851
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	5	5,110
Series C, 4.00%, 02/15/41	2,033	2,037,091
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	825	856,398

		3,379,450

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,450	1,394,965

Louisiana — 0.2%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25(c)	1,245	1,292,419

Maryland — 0.2%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	1,499	1,574,660

Massachusetts — 0.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series A, 4.00%, 06/01/45	1,502	1,507,397
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	3,359	3,459,660

		4,967,057

Michigan — 1.1%
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,670	5,897,356
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,338	2,197,384

		8,094,740

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	5,714	6,032,413

Nevada — 0.3%
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,260	2,385,006

New York — 2.1%
City of New York New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,093,704
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,907	2,889,659

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., Refunding RB, Series A, 4.00%, 03/15/46	$4,850	$4,841,234
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,210	3,333,980

		15,158,577

Pennsylvania — 2.0%
Commonwealth of Pennsylvania, GO(k)
1st Series, 4.00%, 03/01/36	1,559	1,620,939
1st Series, 4.00%, 03/01/38	3,650	3,760,142
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(k)	2,597	2,618,927
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,017	4,267,399
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	2,533	2,648,654

		14,916,061

Rhode Island — 0.3%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,980	1,945,432

Texas — 2.3%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	4,560	4,560,000
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,295,941
Houston Community College System, GO, 4.00%, 02/15/23(c)	4,395	4,397,055
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,095	1,106,516
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	4,456	4,491,659

		16,851,171

Virginia — 1.3%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	4,868	4,885,392
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,321	5,041,458

		9,926,850

West Virginia — 0.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(k)	1,511	1,422,627

Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	2,058	2,026,378
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing Series A, 4.30%, 11/01/53	1,395	1,324,945

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing (continued)
Series A, 4.45%, 05/01/57	$1,678	$1,631,763
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.10%, 11/01/43	1,342	1,305,410

		6,288,496

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.3% (Cost: $136,619,781)		135,152,214

Total Long-Term Investments — 156.4% (Cost: $1,166,236,133)		1,154,035,538

	Shares

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(l)(m)	21,116,690	21,120,914

Total Short-Term Securities — 2.8% (Cost: $21,116,725)		21,120,914

Total Investments — 159.2% (Cost: $1,187,352,858)		1,175,156,452

Liabilities in Excess of Other Assets — (1.2)%		(8,750,659)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%		(80,555,864)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.1)%		(347,800,000)

Net Assets Applicable to Common Shares — 100.0%		$738,049,929

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between March 1, 2026 to February 15, 2028, is $8,621,713. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,928,146	$18,189,682	(a)	$—	$(265)	$3,351	$21,120,914	21,116,690	$61,663	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	354	03/22/23	$40,644	$(584,881)
U.S. Long Bond	654	03/22/23	85,408	(2,417,067)
5-Year U.S. Treasury Note	336	03/31/23	36,776	(436,625)

				$(3,438,573)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,438,573	$—	$3,438,573

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$9,113,038	$—	$9,113,038

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(771,859)	$—	$(771,859)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$162,031,109
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,018,883,324	$—	$1,018,883,324
Municipal Bonds Transferred to Tender Option Bond Trusts	—	135,152,214	—	135,152,214

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$21,120,914	$—	$—	$21,120,914

	$21,120,914	$1,154,035,538	$—	$1,175,156,452

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(3,438,573)	$—	$—	$(3,438,573)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
Loan for TOB Trust Certificates	$—	$(930,000)	$—	$(930,000)
TOB Trust Certificates	—	(79,041,921)	—	(79,041,921)
VMTP Shares at Liquidation Value	—	(347,800,000)	—	(347,800,000)

	$—	$(427,771,921)	$—	$(427,771,921)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.1%
Black Belt Energy Gas District, RB
Series C-1, 5.25%, 02/01/53	$7,145	$7,663,541
Series F, 5.50%, 11/01/53(a)	405	434,205
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	805	832,272
Series D, Sub Lien, 6.00%, 10/01/42	3,575	3,818,525
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	685	748,813

		13,497,356

Arizona — 1.8%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	90	86,922
5.00%, 05/15/56	360	330,662
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,685	1,614,936
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	2,825	2,779,382

		4,811,902

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.75%, 09/01/49(b)	2,305	2,159,531

California — 6.5%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	3,055	3,100,871
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	920	1,121,784
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(c)	890	898,742
Series A, 4.00%, 08/15/48	3,030	3,018,262
California Municipal Finance Authority, RB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,274,599
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	146,942
Series A, 5.25%, 08/15/49	370	374,207
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	1,495	1,495,884
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	775	791,773
City of Los Angeles Department of Airports, RB, Series A, AMT, 4.00%, 05/15/42	1,345	1,339,960
City of Los Angeles Department of Airports, Refunding RB
AMT, Subordinate, 5.00%, 11/15/31	5	5,821
AMT, Subordinate, 5.00%, 05/15/46	1,155	1,232,125
Series D, AMT, Subordinate, 4.00%, 05/15/51	635	576,264
San Diego County Regional Airport Authority, RB, Series B, AMT, Subordinate, 4.00%, 07/01/56	580	535,724
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/42(d)	2,000	961,066
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	360	368,701

		17,242,725

Security	Par (000)	Value

Colorado — 3.4%
Arapahoe County School District No. 6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	$1,705	$1,918,947
Board of Governors of Colorado State University System, Refunding RB, Series C, (NPFGC), 4.00%, 03/01/47	2,070	1,988,278
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	1,745	1,933,343
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series D, AMT, 5.75%, 11/15/45	425	490,594
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	175	191,090
5.25%, 11/01/52	360	385,662
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,765	1,646,604
Series A, 4.00%, 11/15/50	540	524,405

		9,078,923

Connecticut — 0.2%
Connecticut Housing Finance Authority, RB, M/F Housing, Series A-1, 3.50%, 11/15/51	460	457,677

Delaware — 1.4%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	1,500	1,506,919
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	1,770	1,728,490
Delaware Transportation Authority, RB, 5.00%, 06/01/55	500	513,909

		3,749,318

District of Columbia — 6.6%
District of Columbia, Refunding RB
5.00%, 04/01/35	435	467,040
Series A, 6.00%, 07/01/23(c)	240	243,206
Catholic Health Services, 5.00%, 10/01/48	2,315	2,384,753
Metropolitan Washington Airports Authority Aviation Revenue, Refunding RB, Series A, AMT, 4.00%, 10/01/39	380	380,398
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(d)	6,590	4,519,850
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(d)	4,830	3,154,975
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(d)	6,515	4,017,618
Class B, Subordinate, (AGM), 4.00%, 10/01/53	770	748,357
Series B, Subordinate, 4.00%, 10/01/49	1,790	1,686,805

		17,603,002

Florida — 4.8%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	210	213,590
Capital Projects Finance Authority, RB
Series A-1, 5.00%, 10/01/32	195	206,076
Series A-1, 5.00%, 10/01/33	215	226,088
Series A-1, 5.00%, 10/01/34	215	224,567
Series A-1, 5.00%, 10/01/35	75	77,693

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Celebration Pointe Community Development District No. 1, SAB(b)
5.00%, 05/01/32	$450	$451,419
5.00%, 05/01/48	1,120	1,052,071
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	1,190	1,228,211
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,363,103
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52(e)	480	512,684
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	215	217,005
Series A, 5.00%, 06/15/50	720	707,221
Series A, 5.00%, 06/15/55	435	424,885
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	1,270	1,265,672
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,495	1,415,955
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	3,159,683

		12,745,923

Georgia — 7.8%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	1,145	1,098,179
Dalton Whitfield County Joint Development Authority, GO, 4.00%, 08/15/48(f)	1,825	1,782,370
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44	5,000	5,018,725
Georgia Housing & Finance Authority, RB, S/F Housing
3.60%, 12/01/44(f)	1,435	1,259,722
Series A, 4.00%, 06/01/49	595	621,257
Series B, 2.50%, 06/01/50	720	483,321
Georgia Ports Authority, RB, 4.00%, 07/01/52	705	698,546
Glynn-Brunswick Memorial Hospital Authority, RB, 5.00%, 08/01/47	2,500	2,550,410
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	490	524,486
Series A, 5.00%, 05/15/36	490	520,031
Series A, 5.00%, 05/15/37	540	568,354
Series A, 5.00%, 05/15/38	295	308,901
Series A, 5.00%, 05/15/49	985	1,010,176
Series A, 5.00%, 06/01/53(e)	2,185	2,320,525
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,367,722
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	610	574,612
Series A, Subordinate, 4.00%, 01/01/51	225	209,065

		20,916,402

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	745	774,372

Illinois — 9.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	540	539,977
Series C, 5.25%, 12/01/35	1,465	1,484,999
Series D, 5.00%, 12/01/46	1,915	1,902,739

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued) Series H, 5.00%, 12/01/36	$450	$457,569
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,460	1,496,758
Series F, 5.00%, 12/01/24	615	624,463
Series G, 5.00%, 12/01/34	450	463,559
Chicago O’Hare International Airport, Refunding RB
Series A, Senior Lien, 4.00%, 01/01/36	935	966,941
Series B, Senior Lien, 5.00%, 01/01/53	1,435	1,507,403
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	260	260,461
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	805	821,366
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	235	234,670
Series A, 5.00%, 02/15/50	130	126,275
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	2,800	2,945,583
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	870	874,324
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(d)	5,175	1,964,223
State of Illinois, GO
5.00%, 02/01/39	1,540	1,551,695
Series A, 5.00%, 04/01/35	3,000	3,009,840
Series A, 5.00%, 04/01/38	3,490	3,501,077
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	995,476
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	540	540,804

		26,270,202

Indiana — 2.5%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	807,732
AMT, 7.00%, 01/01/44	1,905	1,942,923
Indiana Finance Authority, RB(c)
Series A, AMT, 5.00%, 07/01/23	1,880	1,893,858
Series A, AMT, 5.25%, 07/01/23	405	408,459
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	285	280,033
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,270	1,272,546

		6,605,551

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	260	248,310

Kentucky — 1.0%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	1,235	1,287,842
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 0.00%, 07/01/43(g)	1,200	1,377,541

		2,665,383

Louisiana — 1.1%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53(e)	370	360,486
Louisiana Public Facilities Authority, Refunding RB Class A, 4.00%, 12/15/27(c)	60	64,481

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB (continued)
Class A, 4.00%, 12/15/50	$1,940	$1,953,737
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	505	508,485

		2,887,189

Maryland — 0.8%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	420	439,323
Series B, 4.00%, 04/15/50	595	565,799
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	1,755	1,210,330

		2,215,452

Massachusetts — 2.5%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,285	1,446,660
Series C, 5.00%, 10/01/52	1,335	1,483,581
Massachusetts Development Finance Agency, Refunding RB(b)
4.00%, 10/01/32	215	209,286
4.13%, 10/01/42	470	424,748
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	550	426,374
Series C-1, 3.25%, 12/01/54	2,030	1,514,431
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/46	1,110	1,180,432

		6,685,512

Michigan — 5.8%
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	545	596,729
Series B, 2nd Lien, 5.50%, 07/01/52	1,290	1,421,975
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,397,171
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,394,971
Series B, Senior Lien, 5.50%, 07/01/52	1,290	1,423,684
Michigan Finance Authority, RB
4.00%, 02/15/50	2,235	2,118,822
4.00%, 02/15/44	810	791,189
Michigan Finance Authority, Refunding RB
Series A, 4.00%, 12/01/49	1,480	1,437,906
Series MI1, 5.00%, 12/01/48	2,000	2,089,156
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 2.70%, 10/01/56	950	626,626
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	990	1,071,816
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,070	1,084,768

		15,454,813

Minnesota — 2.5%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,020	1,993,829
Series A, 5.25%, 02/15/53	565	588,841
Series A, 5.25%, 02/15/58	1,480	1,539,452

Security	Par (000)	Value

Minnesota (continued)
Minnesota Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	$340	$280,840
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52(e)	1,740	1,736,106
Series H, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	635	621,708

		6,760,776

Mississippi — 2.2%
State of Mississippi Gaming Tax Revenue, RB
Series A, 5.00%, 10/15/37	1,000	1,067,237
Series A, 4.00%, 10/15/38	5,000	4,925,125

		5,992,362

Missouri — 3.7%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	245	246,631
5.00%, 09/01/48	2,610	2,721,734
Series A, 4.00%, 07/01/46	595	584,590
Series C, 5.00%, 11/15/42	2,570	2,701,250
Kansas City Industrial Development Authority, RB, Class B, AMT, 5.00%, 03/01/54	1,280	1,320,165
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52(e)	2,250	2,244,433

		9,818,803

Nebraska — 1.5%
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	4,040	3,974,318

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,469,079
Series C, AMT, 4.88%, 11/01/42	805	746,878

		2,215,957

New Jersey — 11.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,718,555
5.25%, 11/01/44	1,525	1,546,715
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	760	752,538
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	510	511,811
4.00%, 11/01/39	405	405,005
Class A, 5.25%, 11/01/47	1,740	1,890,040
Series EEE, 5.00%, 06/15/48	5,845	6,084,294
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,431,169
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,120,527
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,295	1,265,222
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B, AMT, 4.00%, 12/01/41	1,230	1,240,252
Series C, Class C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,287,207

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	$825	$827,636
Series S, 5.00%, 06/15/46	1,225	1,278,451
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,615	2,688,285
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	546,910
Sub-Series B, 5.00%, 06/01/46	6,070	6,140,236

		31,734,853

New Mexico — 0.7%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53.	1,075	1,059,629
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	760	795,682

		1,855,311

New York — 15.1%
City of New York New York, GO
Series A-1, 4.00%, 09/01/46	800	792,147
Series C, 5.00%, 08/01/43	1,115	1,240,941
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,960,065
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,582,608
Series C-1, 5.00%, 11/15/50	515	522,501
Series C-1, 5.25%, 11/15/55	760	783,527
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,055	762,280
Series F-1, (FHA), 2.40%, 11/01/46	2,530	1,746,892
Series F-1, (FHA), 2.50%, 11/01/51	1,280	850,346
New York City Industrial Development Agency, Refunding RB
Series A, (AGM), 3.00%, 01/01/36	85	77,510
Series A, (AGM), 3.00%, 01/01/40	320	272,259
New York City Municipal Water Finance Authority, Refunding RB, Series BB-1, 4.00%, 06/15/45	740	736,893
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	400	395,986
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,895	1,857,723
Series A, 6.25%, 06/01/41(b)	1,800	1,800,389
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	1,815	1,501,038
Class 2, 5.15%, 11/15/34(b)	340	340,825
Class 2, 5.38%, 11/15/40(b)	850	850,296
Series 1, 5.00%, 11/15/44(b)	2,860	2,852,827
Series A, 2.88%, 11/15/46	3,365	2,552,733
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	1,310	1,279,043
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,080	1,071,476
Series A, 4.00%, 03/15/47	3,855	3,779,326
Series D, 4.00%, 02/15/47(f)	2,960	2,904,900
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,780	1,916,615

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., Refunding RB, Series E, 4.00%, 03/15/46	$3,000	$2,976,648
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,050	1,094,705
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	850	912,890
Series A, 5.00%, 11/15/54	825	883,351

		40,298,740

North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25	2,550	2,725,639
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	630	634,922

		3,360,561

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, Series B, 3.00%, 07/01/52	625	611,399

Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	1,585	1,456,690
Series B-2, 5.00%, 06/01/55	1,950	1,860,144
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	400	414,284
Series A, 4.00%, 12/01/44	505	498,309
Series CC, 5.00%, 11/15/49	530	591,438
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	590	562,967
Series A, 3.75%, 08/15/50	1,040	942,583
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	320	314,296
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	130	119,141
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	276,292

		7,036,144

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	1,155	1,064,466
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,050	2,066,761
Series C, 4.00%, 01/01/42	1,950	1,999,033

		5,130,260

Oregon — 0.2%
State of Oregon, GO, 3.00%, 12/01/51	480	492,700

Pennsylvania — 3.9%
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,070	1,123,833
Montgomery County Higher Education and Health Authority, Refunding RB
Class B, 4.00%, 05/01/52	440	404,195
Series A, 5.00%, 09/01/43	875	910,577
Series A, 5.00%, 09/01/48	345	356,258
Series A, 4.00%, 09/01/49	555	517,057
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	854,229

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	$1,035	$1,038,748
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 2022, 4.25%, 10/01/52	1,135	1,172,290
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,105	1,130,135
Series A, Subordinate, (BAM), 4.00%, 12/01/50	735	720,393
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	2,140	2,107,551

		10,335,266

Puerto Rico — 5.4%
Commonwealth of Puerto Rico, GO
Series A1, Restructured, 5.63%, 07/01/29	1,435	1,528,205
Series A1, Restructured, 5.75%, 07/01/31	1,295	1,404,333
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,843	1,755,458
Series A-1, Restructured, 5.00%, 07/01/58	5,562	5,479,960
Series A-2, Restructured, 4.78%, 07/01/58	2,941	2,799,491
Series A-2, Restructured, 4.33%, 07/01/40	85	81,284
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A‑1, Restructured, 0.00%, 07/01/46(d)	5,051	1,402,602

		14,451,333

Rhode Island — 2.7%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	1,185	1,150,027
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	820	831,535
Series B, 4.50%, 06/01/45	2,295	2,299,507
Series B, 5.00%, 06/01/50	2,945	2,960,909

		7,241,978

South Carolina — 6.4%
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	2,505	2,671,665
5.00%, 11/15/47	1,350	1,350,003
Series A, 5.00%, 05/01/48	1,505	1,548,237
South Carolina Ports Authority, RB, Series B, AMT, 4.00%, 07/01/49	650	620,424
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	6,286,988
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,430	1,441,700
Series E, 5.25%, 12/01/55	1,735	1,778,851
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 3.00%, 01/01/52	410	401,793
Series A, AMT, 4.00%, 01/01/52	855	872,562

		16,972,223

Tennessee — 3.9%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	160	148,093
Memphis-Shelby County Airport Authority, RB, Series A, AMT, 5.00%, 07/01/45	1,275	1,337,363
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	690	712,641

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	$955	$962,193
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,640	1,777,165
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(e)	3,595	3,758,145
Tennessee Housing Development Agency, RB, S/F Housing
Second Series, 5.00%, 01/01/53	1,285	1,356,501
Series 1, 3.75%, 07/01/52(e)	480	483,710

		10,535,811

Texas — 7.0%
Arlington Higher Education Finance Corp., RB
7.50%, 04/01/62	435	465,168
7.88%, 11/01/62(b)	370	385,209
City of Austin Texas Airport System Revenue, RB, Series B, AMT, 5.00%, 11/15/44	1,795	1,871,623
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	775	777,415
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,155	1,226,816
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	756,279
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	669,996
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,245	1,333,569
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	620	596,125
Series A, 5.00%, 07/01/53	760	811,361
Series B, 5.00%, 07/01/48	4,545	4,744,217
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	1,003,038
Texas Transportation Commission State Highway 249 System, RB, Series A, 5.00%, 08/01/57	1,140	1,155,618
Texas Water Development Board, RB
4.00%, 10/15/45	1,285	1,290,578
Series A, 4.00%, 10/15/49	1,495	1,496,495

		18,583,507

Utah — 1.0%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/47	915	943,522
Series A, AMT, 5.00%, 07/01/48	875	905,475
County of Utah, RB, Series A, 3.00%, 05/15/50	985	790,711

		2,639,708

Virginia — 1.8%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,160	1,092,029
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	1,455	1,434,493
Series A, Senior Lien, 4.00%, 07/01/55	2,395	2,394,126

		4,920,648

Washington — 1.2%
Port of Seattle Washington, RB Series A, AMT, 5.00%, 05/01/43	1,465	1,522,561

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Port of Seattle Washington, RB (continued) Series C, AMT, 5.00%, 04/01/40	$755	$770,336
Port of Seattle Washington, Refunding RB, AMT, Intermediate Lien, 5.50%, 08/01/47	645	712,833
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	340	320,737

		3,326,467

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/15/49	2,940	2,814,794

Wyoming — 0.6%
Wyoming Community Development Authority, RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	875	869,802
Series 3, (FHLMC, FNMA, GNMA), 3.00%, 06/01/50	765	750,052

		1,619,854

Total Municipal Bonds — 141.8% (Cost: $380,449,787)		378,793,316

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 1.2%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,075	3,235,264

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	2,252	2,379,365

Georgia — 1.7%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52	4,379	4,635,088

Illinois — 1.2%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	6	6,238
Series C, 4.00%, 02/15/41	3,219	3,224,817

		3,231,055

Massachusetts — 2.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series A, 4.00%, 06/01/45	2,042	2,050,060
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,574	4,710,698

		6,760,758

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	2,084	2,200,213

New York — 3.5%
New York State Urban Development Corp., Refunding RB, Series A, 4.00%, 03/15/46	6,610	6,598,052
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	2,695,227

		9,293,279

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	2,338	2,483,830

Security	Par (000)	Value

Texas — 1.0%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	$2,520	$2,520,000

Virginia — 2.4%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	1,771	1,777,265
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,787	4,535,700

		6,312,965

Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	2,830	2,786,608

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2% (Cost: $46,557,836)		45,838,425

Total Long-Term Investments — 159.0% (Cost: $427,007,623)		424,631,741

	Shares

Short-Term Securities

Money Market Funds — 3.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(i)(j)	10,334,438	10,336,505

Total Short-Term Securities — 3.9% (Cost: $10,334,169)		10,336,505

Total Investments — 162.9% (Cost: $437,341,792)		434,968,246

Other Assets Less Liabilities — 0.1%		340,326

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.6)%		(28,264,537)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.4)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$267,044,035

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 1, 2026, is $1,563,187. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$10,140,146	$198,286	(a)	$—	$(1,034)	$(893)	$10,336,505	10,334,438	$106,872	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	149	03/22/23	$17,107	$(238,621)
U.S. Long Bond	264	03/22/23	34,477	(970,334)
5-Year U.S. Treasury Note	118	03/31/23	12,915	(150,841)

				$(1,359,796)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,359,796	$—	$1,359,796

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,468,970	$—	$3,468,970

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(297,854)	$—	$(297,854)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$62,908,758
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$378,793,316	$—	$378,793,316
Municipal Bonds Transferred to Tender Option Bond Trusts	—	45,838,425	—	45,838,425
Short-Term Securities
Money Market Funds	10,336,505	—	—	10,336,505

	$10,336,505	$424,631,741	$—	$434,968,246

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,359,796)	$—	$—	$(1,359,796)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(28,077,192)	$—	$(28,077,192)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(168,077,192)	$—	$(168,077,192)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.0%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,355	$1,353,386
Series C-1, 5.25%, 02/01/53	1,280	1,372,895
Series F, 5.50%, 11/01/53	810	868,409
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	240	259,331
Series A, 5.00%, 12/01/47	655	679,021
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	740	808,936

		5,341,978

Arizona — 3.9%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/54	545	525,253
Series A, 5.00%, 07/01/39	480	462,663
Series A, 5.00%, 07/01/49	545	497,110
Series A, 5.00%, 07/01/54	420	375,398
City of Phoenix Civic Improvement Corp., RB
Series B, AMT, 5.00%, 07/01/44	1,745	1,814,770
Series B, AMT, Junior Lien, 5.00%, 07/01/49	1,620	1,666,220
City of Phoenix Civic Improvement Corp., Refunding RB, AMT, Senior Lien, 5.00%, 07/01/32	1,000	1,008,475
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	280,144
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/39(b)	500	495,719
Industrial Development Authority of the County of Pima, Refunding RB(b)
5.00%, 06/15/49	485	445,335
5.00%, 06/15/52	470	425,723
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	200	198,020
5.00%, 07/01/54(b)	470	436,376
Series A, 5.00%, 09/01/37	575	611,445
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,120	1,188,984

		10,431,635

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,275	1,148,852

California — 8.9%
California Community Housing Agency, RB, M/F Housing(b)
3.00%, 08/01/56	120	85,339
Series A, 5.00%, 04/01/49	205	184,046
Series A-2, 4.00%, 08/01/47	1,325	1,097,462
California Health Facilities Financing Authority, Refunding RB, Sub‑Series A‑2, 5.00%, 11/01/47	1,140	1,326,395
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	835	773,862
Series 2021-1, Class A, 3.50%, 11/20/35	798	767,677
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	135	99,290
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	100	97,943
4.00%, 10/01/56	155	133,245

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
4.00%, 12/01/56	$200	$148,284
Series A, 4.00%, 06/01/58	930	779,696
Senior Lien, 3.13%, 06/01/57	525	368,356
Series A, Senior Lien, 4.00%, 12/01/58	855	664,184
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42	1,570	1,728,835
Mount San Antonio Community College District, Refunding GO, CAB, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28(c)	5,000	4,949,235
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	765	793,646
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,485	1,478,524
San Diego Community College District, GO, CAB(d)
Election 2006, 0.00%, 08/01/31	1,855	1,156,010
Election 2006, 0.00%, 08/01/32	2,320	1,357,778
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(d)	1,400	803,362
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(d)(e)	2,730	1,390,145
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(d)	1,110	885,161
Yosemite Community College District, GO(d)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,251,698
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,712,136

		24,032,309

Colorado — 2.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	820	908,505
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,165	1,142,842
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	926,686
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	876,945
Denver City & County School District No. 1, GO, (SAW), 4.00%, 12/01/45	1,475	1,486,404

		5,341,382

Connecticut — 0.0%
Connecticut Housing Finance Authority, RB, S/F Housing, Series A-1, 3.80%, 11/15/39	55	54,322

District of Columbia — 0.9%
District of Columbia, RB, Series C, 4.00%, 05/01/45	1,720	1,737,353
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	824,556

		2,561,909

Florida — 11.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,420	1,459,098
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	535	414,177
Series A, 5.00%, 06/01/55	480	406,473
Series A, 5.50%, 06/01/57	170	155,300
Series SE, 3.00%, 07/01/31	100	90,281
Series SE, 4.00%, 07/01/41	165	138,097

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB(b) (continued)
Series SE, 4.00%, 07/01/51	$190	$143,600
Series SE, 4.00%, 07/01/56	160	117,152
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	2,340	2,421,076
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	2,210	2,516,936
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	525	144,158
Series A, 0.00%, 09/01/53	560	128,978
County of Broward Florida Airport System Revenue, RB, Series A, AMT, 4.00%, 10/01/49	915	850,978
County of Broward Florida Port Facilities Revenue, RB, AMT, 5.25%, 09/01/47	1,000	1,079,626
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	160	163,205
County of Miami-Dade Seaport Department, RB(e)
Series B, AMT, 6.00%, 10/01/23	1,150	1,170,901
Series B, AMT, 6.25%, 10/01/23	360	367,787
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/42	360	382,733
Series A, AMT, 5.25%, 10/01/52	285	304,407
Series A-1, AMT, (AGM), 4.00%, 10/01/45	790	762,730
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/41	505	186,033
Series A-2, 0.00%, 10/01/42	675	233,507
Series A-2, 0.00%, 10/01/43	615	199,405
Series A-2, 0.00%, 10/01/44	625	195,807
Series A-2, 0.00%, 10/01/45	525	149,119
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	340	342,437
AMT, 5.00%, 05/01/29	480	451,516
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	270	230,509
Greater Orlando Aviation Authority, RB
Series A, AMT, 4.00%, 10/01/52	900	860,996
Sub-Series A, AMT, 5.00%, 10/01/37	660	697,229
Sub-Series A, AMT, 5.00%, 10/01/47	4,690	4,884,114
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	206,319
4.00%, 05/01/50	395	318,065
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,635	2,704,827
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,805	1,709,564
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	515,096
5.00%, 08/01/47	1,435	1,492,368
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	120	121,085
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	140	123,523
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	1,560	1,654,399

Security	Par (000)	Value

Florida (continued)
Seminole Improvement District, RB, 5.30%, 10/01/37	$150	$151,139
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	415,713
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	545	539,897

		31,600,360

Georgia — 2.2%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	500	476,453
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	200	186,462
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	875	834,258
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	280	231,930
Georgia Ports Authority, RB, 4.00%, 07/01/52	375	371,567
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	615	625,197
Series A, 5.00%, 06/01/53(a)	2,005	2,129,360
Municipal Electric Authority of Georgia, RB 5.00%, 01/01/56	645	657,661
Class A, 5.50%, 07/01/63	345	359,259
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(e)	120	123,374

		5,995,521

Hawaii — 1.0%
State of Hawaii Airports System Revenue, RB
Series A, AMT, 5.00%, 07/01/43	1,410	1,481,198
Series A, AMT, 5.00%, 07/01/48	1,050	1,082,978

		2,564,176

Illinois — 10.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,265	1,321,518
Series A, 5.00%, 12/01/40	1,195	1,212,638
Series A, 5.00%, 12/01/47	830	832,910
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	840	889,919
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	225	204,293
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	505	509,045
Chicago Midway International Airport, Refunding RB, Series B, 5.00%, 01/01/46	1,770	1,811,384
Chicago O’Hare International Airport, RB, Series D, Senior Lien, 5.25%, 01/01/42	2,585	2,757,171
Chicago O’Hare International Airport, Refunding RB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	540	559,408
Series A, AMT, Senior Lien, 4.38%, 01/01/53	830	840,620
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	705	742,251
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	1,110	1,124,497
Series C, 4.13%, 08/15/37	665	647,642
Series C, 5.00%, 08/15/44	305	306,975
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	120	122,748

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	$920	$975,108
Metropolitan Pier & Exposition Authority, RB
Series A, (NPFGC), 0.00%, 12/15/36(d)	10,000	5,507,740
Series A, 5.00%, 06/15/57	670	673,330
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	515	459,020
Series B, (AGM), 0.00%, 06/15/44(d)	2,980	1,131,089
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,414,882
State of Illinois, GO
5.25%, 02/01/32	870	889,423
5.50%, 07/01/33	710	717,778
5.25%, 02/01/34	600	613,495
5.50%, 07/01/38	390	394,100

		27,658,984

Indiana — 0.5%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(e)	1,215	1,223,460

Iowa — 0.1%
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B2, Subordinate, 0.00%, 06/01/65(d)	2,980	373,108

Kentucky — 0.2%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	150	143,295
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	530	529,425

		672,720

Louisiana — 2.2%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/42	2,400	2,498,090
New Orleans Aviation Board, RB
Series B, AMT, 5.00%, 01/01/45	2,380	2,408,313
Series B, AMT, 5.00%, 01/01/48	1,010	1,026,179

		5,932,582

Maine — 0.1%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	175	146,579

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	955	1,003,027
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(b)	655	528,286
Maryland Economic Development Corp., RB
5.00%, 07/01/56	145	146,482
Class B, AMT, 5.25%, 06/30/55	800	825,271

		2,503,066

Massachusetts — 1.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,315	1,349,281
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,881,925
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	815	839,364

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	$55	$49,019
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	415	405,721
Massachusetts School Building Authority, RB, Sub- Series B, 4.00%, 02/15/43	670	672,922

		5,198,232

Michigan — 5.4%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	545	545,909
Michigan Finance Authority, RB
4.00%, 02/15/50	1,885	1,787,016
Series A, 4.00%, 11/15/50	2,550	2,422,352
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	1,050	1,008,006
Series A, 4.00%, 12/01/40	2,630	2,613,762
Michigan State Housing Development Authority, RB, M/F Housing
Series A, AMT, 2.45%, 10/01/46	625	430,760
Series A, AMT, 4.15%, 10/01/53	1,680	1,536,058
Series A, AMT, 2.70%, 10/01/56	2,240	1,477,517
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	450	392,890
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,980	2,007,328
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(e)	340	346,444

		14,568,042

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	445	476,996

Missouri — 0.5%
Kansas City Industrial Development Authority, RB, Series B, AMT, 5.00%, 03/01/39	670	716,990
Missouri Housing Development Commission, RB, S/F Housing, Class B, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	705	539,029

		1,256,019

Nevada — 1.1%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,715	2,948,134

New Jersey — 11.2%
Camden County Improvement Authority, RB, 6.00%, 06/15/62	180	189,430
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	730	760,526
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(e)	15	16,033
Series WW, 5.25%, 06/15/33	135	142,998
Series WW, 5.00%, 06/15/34	180	189,669
Series WW, 5.00%, 06/15/36	800	838,261
Series WW, 5.25%, 06/15/40	305	317,012
AMT, 5.13%, 01/01/34	610	615,140
AMT, 5.38%, 01/01/43	790	797,229
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	300,417

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	$800	$826,113
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	725,689
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.25%, 12/01/39	1,710	1,632,369
Series B, Class B, AMT, 4.00%, 12/01/41	875	882,293
Sub-Series C, Class C, AMT, 3.63%, 12/01/49	645	543,255
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	840	840,286
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,498,007
Series A, 0.00%, 12/15/29(d)	225	179,186
Series AA, 5.25%, 06/15/33	1,315	1,326,755
Series AA, 5.00%, 06/15/38	1,180	1,198,173
Series AA, 5.50%, 06/15/39	4,650	4,697,732
Series AA, 4.00%, 06/15/40	925	920,840
Series AA, 5.00%, 06/15/50	710	746,243
Series BB, 4.00%, 06/15/50	1,400	1,326,961
Series D, 5.00%, 06/15/32	525	546,350
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	970	982,439
Series A, 4.00%, 01/01/48	900	891,829
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 01/01/37	2,050	2,095,598
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	820	877,198
Series A, 5.00%, 06/01/35	1,220	1,297,468
Sub-Series B, 5.00%, 06/01/46	2,005	2,028,200

		30,229,699

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	170	161,365

New York — 12.2%
City of New York New York, GO
Series A-1, 5.00%, 08/01/47	260	287,927
Series B, 5.25%, 10/01/41	545	637,876
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,345,263
New York City Municipal Water Finance Authority, Refunding RB, Series CC, 5.00%, 06/15/47	2,610	2,627,012
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	1,105	1,105,173
Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	1,000	995,065
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series A-3, 5.00%, 08/01/40	2,715	2,932,833
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(b)	975	972,555
Series A, 2.88%, 11/15/46	3,915	2,969,970
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	395	385,666
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/41	900	907,628
4.00%, 03/15/46	1,660	1,606,658

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$1,050	$1,094,705
AMT, 5.00%, 12/01/36	450	482,633
Series A, AMT, 5.25%, 01/01/50	4,950	4,966,582
Port Authority of New York & New Jersey, RB, Series 221, AMT, 4.00%, 07/15/55	1,570	1,465,849
Port Authority of New York & New Jersey, Refunding RB
186th Series, AMT, 5.00%, 10/15/36	305	315,775
Series 197, AMT, 5.00%, 11/15/35	250	266,269
Series 207, AMT, 4.00%, 09/15/43	410	402,434
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	830	615,122
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	180	193,318
Series D-2, Senior Lien, 5.25%, 05/15/47	1,680	1,915,336
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 4.00%, 05/15/51	4,500	4,301,730

		32,793,379

North Carolina — 0.1%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	215	206,589

Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55	3,455	3,295,794
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/43	2,580	2,602,552
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	90	94,143

		5,992,489

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	499,047

Oregon — 0.4%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	390	420,332
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	875	452,904
Oregon State Facilities Authority, RB, Series A, 4.13%, 06/01/52	300	287,720

		1,160,956

Pennsylvania — 11.1%
Allegheny County Airport Authority, RB
Series A, AMT, 5.00%, 01/01/51	1,010	1,044,339
Series A, AMT, 5.00%, 01/01/56	1,075	1,108,348
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	80,975
4.00%, 07/01/51	100	78,340
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	935	942,315
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	1,370	1,428,029
Pennsylvania Economic Development Financing Authority, RB
Series B, 4.00%, 03/15/40	3,000	3,007,539
AMT, 5.00%, 12/31/34	2,220	2,270,514
AMT, 5.00%, 12/31/38	1,155	1,166,396
AMT, 5.50%, 06/30/41	900	989,837

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.00%, 06/30/42	$3,300	$3,316,418
AMT, 5.75%, 06/30/48	780	863,838
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	824,118
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	138,262
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	3,150	3,196,129
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,365	1,103,697
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	575,483
Series A-1, 5.00%, 12/01/41	730	763,243
Series B, 5.00%, 12/01/40	285	297,998
Series C, 5.50%, 12/01/23(e)	490	501,272
Series C, 5.00%, 12/01/39	900	928,677
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,755	1,808,970
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	1,835	1,848,142
Series A-1, 5.00%, 12/01/40	680	709,430
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	830,430

		29,822,739

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,407	5,150,167
Series A-1, Restructured, 5.00%, 07/01/58	3,922	3,864,151
Series A-2, Restructured, 4.78%, 07/01/58	276	262,720
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,266,117
Series B-1, Restructured, 4.75%, 07/01/53	424	404,234
Series B-2, Restructured, 4.78%, 07/01/58	411	390,696
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A‑1, Restructured, 0.00%, 07/01/46(d)	5,025	1,395,382

		12,733,467

Rhode Island — 1.6%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 75-A, 2.35%, 10/01/44	1,075	779,711
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	435,356
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	820	821,611
Series B, 5.00%, 06/01/50	2,340	2,352,641

		4,389,319

South Carolina — 7.0%
Charleston County Airport District, RB, Series A, AMT, 5.50%, 07/01/23(e)	1,360	1,372,761
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	271,635
4.38%, 11/01/49	465	374,645
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	2,010	2,112,675
5.00%, 01/01/55(b)	855	752,226
7.50%, 08/15/62(b)	405	403,147

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	$2,220	$2,308,189
South Carolina Ports Authority, RB, AMT, 5.00%, 07/01/48	470	488,102
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	3,935	4,003,123
Series A, 4.00%, 12/01/55	550	508,468
Series E, 5.50%, 12/01/53	2,820	2,868,603
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	1,840	1,874,931
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 2.25%, 07/01/46	1,295	956,762
Series B, 4.35%, 07/01/47	470	470,840

		18,766,107

Tennessee — 3.8%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	750	733,534
Mercer County Improvement Authority, RB, Series B, AMT, 5.00%, 07/01/52	1,020	1,078,379
Tennergy Corp., RB(a)
Series A, 4.00%, 12/01/51	1,270	1,273,381
Series A, 5.50%, 10/01/53	1,040	1,126,982
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,600	3,865,140
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	2,055	2,148,258

		10,225,674

Texas — 13.4%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	420	449,128
7.88%, 11/01/62	370	385,209
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	115	90,434
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,240	1,283,439
Series C, 5.00%, 08/15/42	625	634,388
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	405	405,356
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	236,607
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	229,965
Series A, AMT, 4.00%, 07/01/46	830	790,879
City of Houston Texas System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/48	2,510	2,335,886
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,090	1,165,177
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	881,800
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(d)(e)	3,020	1,490,355
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	1,850	1,051,264
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	450	411,812
North Texas Tollway Authority, RB, Series C, Convertible, 6.75%, 09/01/31(e)	10,000	13,384,370

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	$1,090	$1,095,036
Port Authority of Houston of Harris County Texas, RB, 4.00%, 10/01/46	425	417,403
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,180	1,277,087
Series A, 4.00%, 07/01/53	525	504,783
Series A, 5.00%, 07/01/53	645	688,589
Series B, 5.00%, 07/01/36	1,815	1,940,849
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	765,991
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	247,485
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	215	215,476
Series A, (GNMA), 3.63%, 09/01/44	670	619,139
Series A, (GNMA), 3.75%, 09/01/49	370	357,848
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,500	1,609,443
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,142,984

		36,108,182

Utah — 2.7%
City of Salt Lake City Utah Airport Revenue, RB
Series A, AMT, 5.00%, 07/01/47	1,095	1,129,133
Series A, AMT, 5.00%, 07/01/48	395	408,757
County of Utah, RB, Series B, 4.00%, 05/15/47	5,135	5,143,083
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	185	184,221
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	335	325,208

		7,190,402

Virginia — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	937,912

Washington — 2.5%
Port of Seattle Washington, RB
Series C, AMT, 5.00%, 04/01/40	900	918,281
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	720	747,739
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	419,031
Washington Health Care Facilities Authority, RB, 4.00%, 10/01/45	630	592,310
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	3,040	3,144,840
Washington State Housing Finance Commission, RB, M/F Housing, Series A‑1, 3.50%, 12/20/35	844	793,803

		6,616,004

Wisconsin — 1.8%
Public Finance Authority, RB
5.00%, 10/15/56(b)	215	190,860
Class A, 5.00%, 06/15/51(b)	555	473,715
Class A, 6.00%, 06/15/52	140	137,438
Class A, 6.13%, 06/15/57	160	157,559
Series A, 5.00%, 07/15/39(b)	100	98,454
Series A, 5.00%, 07/01/40(b)	300	288,770
Series A, 5.00%, 07/15/49(b)	355	330,636

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 07/15/54(b)	$170	$155,097
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	295	266,210
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.15%, 11/01/48	1,920	1,866,829
Series A, 4.45%, 05/01/57	1,030	1,002,405

		4,967,973

Total Municipal Bonds — 131.7% (Cost: $349,781,396)		354,831,669

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(g)	2,084	2,201,513

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	920	920,308

Florida — 4.6%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	2,839,199
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	2,150	2,448,604
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	4,962,439
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,104,045

		12,354,287

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,681	1,571,748

Illinois — 5.7%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	490	490,868
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,951	2,086,689
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	1,858	1,862,167
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	10,943,249

		15,382,973

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25	1,350	1,401,418

Maryland — 1.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41	2,478	2,640,320

Michigan — 1.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	1,750	1,788,745
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	760	790,474

		2,579,219

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 5.2%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	$3,080	$3,108,572
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,899	1,887,380
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/35	1,470	1,528,137
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,810	1,772,786
Port Authority of New York & New Jersey, Refunding RB, 5.25%, 10/15/57	1,910	2,020,393
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,990	2,140,878
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	1,500	1,471,646

		13,929,792

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/24(g)	706	1,927,231

Texas — 0.5%
Houston Community College System, GO, 4.00%, 02/15/23	1,305	1,305,610

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	3,280	3,245,283

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.1% (Cost: $57,495,903)		59,459,702

Total Long-Term Investments — 153.8% (Cost: $407,277,299)		414,291,371

	Shares

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.39%(h)(i)	5,090,992	5,092,011

Total Short-Term Securities — 1.9% (Cost: $5,090,586)		5,092,011

Total Investments — 155.7% (Cost: $412,367,885)		419,383,382
Liabilities in Excess of Other Assets — (0.2)%		(363,051)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(33,103,235)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.2)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$ 269,417,096

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to June 1, 2026, is $2,733,823. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$661,236	$4,431,448	(a)	$—	$(2,098)	$1,425	$5,092,011	5,090,992	$38,668	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	84	03/22/23	$9,644	$(150,221)
U.S. Long Bond	126	03/22/23	16,455	(491,743)
5-Year U.S. Treasury Note	78	03/31/23	8,537	(111,134)

				$(753,098)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$753,098	$—	$753,098

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,142,147	$—	$2,142,147

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$913,922	$—	$913,922

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$34,745,180
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) January 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$354,831,669	$—	$354,831,669
Municipal Bonds Transferred to Tender Option Bond Trusts	—	59,459,702	—	59,459,702
Short-Term Securities
Money Market Funds	5,092,011	—	—	5,092,011

	$5,092,011	$414,291,371	$—	$419,383,382

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(753,098)	$—	$—	$(753,098)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
Loan for TOB Trust Certificates	$—	$(1,387,440)	$—	$(1,387,440)
TOB Trust Certificates	—	(31,503,017)	—	(31,503,017)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(149,390,457)	$—	$(149,390,457)

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)
January 31, 2023

	BKN	BFK	MHD	MVT

ASSETS
Investments, at value — unaffiliated(a)	$380,065,863	$841,395,254	$1,154,035,538	$424,631,741
Investments, at value — affiliated(b)	1,040,963	13,340,541	21,120,914	10,336,505
Cash	85,769	340,126	455,908	181,079
Cash pledged for futures contracts	700,000	2,944,000	3,913,000	1,569,000
Receivables:
Investments sold	982,503	2,665,333	5,071,914	2,682,679
Dividends — affiliated	1,910	20,096	23,856	13,289
Interest — unaffiliated	3,262,585	8,233,623	11,464,143	4,204,308
Deferred offering costs	77,410	198,082	—	—
Prepaid expenses	6,738	7,988	22,655	6,907

Total assets	386,223,741	869,145,043	1,196,107,928	443,625,508

ACCRUED LIABILITIES
Payables:
Investments purchased	4,457,084	13,525,747	25,886,703	6,922,259
Accounting services fees	24,031	35,367	66,917	33,958
Administration fees	48,002	—	—	—
Custodian fees	2,822	5,579	7,400	2,021
Income dividend distributions — Common Shares	784,058	1,643,999	2,187,628	758,628
Interest expense and fees	134,158	310,775	583,943	187,345
Investment advisory fees	111,905	429,137	538,134	182,330
Offering costs	174	—	—	—
Directors’ and Officer’s fees	44,265	187,423	53,933	2,406
Other accrued expenses	10,675	9,902	15,824	9,485
Professional fees	59,182	67,429	50,428	46,892
Transfer agent fees	14,595	25,403	33,953	15,523
Variation margin on futures contracts	159,277	644,899	861,215	343,434

Total accrued liabilities	5,850,228	16,885,660	30,286,078	8,504,281

OTHER LIABILITIES
TOB Trust Certificates	16,085,711	49,248,816	79,041,921	28,077,192
Loan for TOB Trust Certificates	1,440,000	—	930,000	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	125,900,000	270,800,000	347,800,000	140,000,000

Total other liabilities	143,425,711	320,048,816	427,771,921	168,077,192

Total liabilities	149,275,939	336,934,476	458,057,999	176,581,473

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$236,947,802	$532,210,567	$738,049,929	$267,044,035

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid‑in capital(f)(g)(h)	$244,783,688	$593,542,003	$808,007,673	$289,965,987
Accumulated loss	(7,835,886)	(61,331,436)	(69,957,744)	(22,921,952)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$236,947,802	$532,210,567	$738,049,929	$267,044,035

Net asset value per Common Share	$13.45	$11.82	$13.83	$12.52

(a) Investments, at cost — unaffiliated	$372,916,766	$848,399,521	$1,166,236,133	$427,007,623
(b) Investments, at cost — affiliated	$1,040,822	$13,336,848	$21,116,725	$10,334,169
(c) Preferred Shares outstanding	1,259	2,708	3,478	1,400
(d) Preferred Shares authorized	7,121	Unlimited	8,478	8,400
(e) Par value per Preferred Share	$0.10	$0.001	$0.10	$0.10
(f) Common Shares outstanding	17,619,274	45,041,077	53,356,788	21,328,000
(g) Common Shares authorized	199,992,879	Unlimited	199,991,522	199,991,600
(h) Par value per Common Share	$0.01	$0.001	$0.10	$0.10
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Assets and Liabilities (unaudited) (continued)
January 31, 2023

MQT

ASSETS
Investments, at value — unaffiliated(a)	$414,291,371
Investments, at value — affiliated(b)	5,092,011
Cash	95,666
Cash pledged for futures contracts	803,000
Receivables:
Investments sold	1,126,641
Dividends — affiliated	8,344
Interest — unaffiliated	3,860,617
Prepaid expenses	6,958

Total assets	425,284,608

ACCRUED LIABILITIES
Payables:
Investments purchased	4,939,987
Accounting services fees	33,915
Custodian fees	3,089
Income dividend distributions — Common Shares	848,179
Interest expense and fees	212,778
Investment advisory fees	175,933
Directors’ and Officer’s fees	2,334
Other accrued expenses	9,978
Professional fees	54,726
Transfer agent fees	16,230
Variation margin on futures contracts	179,906

Total accrued liabilities	6,477,055

OTHER LIABILITIES
TOB Trust Certificates	31,503,017
Loan for TOB Trust Certificates	1,387,440
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	116,500,000

Total other liabilities	149,390,457

Total liabilities	155,867,512

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$269,417,096

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid‑in capital(f)(g)(h)	$279,975,003
Accumulated loss	(10,557,907)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$269,417,096

Net asset value per Common Share	$11.93

(a) Investments, at cost — unaffiliated	$407,277,299
(b) Investments, at cost — affiliated	$5,090,586
(c) Preferred Shares outstanding	1,165
(d) Preferred Shares authorized	7,565
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	22,586,588
(g) Common Shares authorized	199,992,435
(h) Par value per Common Share	$0.10
See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)
Six Months Ended January 31, 2023

	BKN	BFK	MHD	MVT

INVESTMENT INCOME
Dividends — affiliated	$25,053	$82,115	$61,663	$106,872
Interest — unaffiliated	8,631,630	17,693,039	24,503,412	8,665,863

Total investment income	8,656,683	17,775,154	24,565,075	8,772,735

EXPENSES
Investment advisory	676,187	2,563,052	3,253,387	1,089,943
Administration	289,795	—	—	—
Accounting services	29,748	42,339	75,242	36,324
Professional	23,774	37,951	54,194	35,876
Transfer agent	20,233	26,911	29,013	19,619
Printing and postage	9,443	3,886	5,165	5,040
Directors and Officer	8,798	23,297	22,484	7,319
Registration	4,233	8,215	19,419	4,179
Custodian	3,343	8,498	11,515	3,143
Miscellaneous	33,296	32,940	10,348	33,721

Total expenses excluding interest expense, fees and amortization of offering costs	1,098,850	2,747,089	3,480,767	1,235,164
Interest expense, fees and amortization of offering costs(a)	2,648,637	5,751,279	7,805,949	3,009,582

Total expenses	3,747,487	8,498,368	11,286,716	4,244,746
Less:
Fees waived and/or reimbursed by the Manager	(1,259)	(4,400)	(3,180)	(5,831)

Total expenses after fees waived and/or reimbursed	3,746,228	8,493,968	11,283,536	4,238,915

Net investment income	4,910,455	9,281,186	13,281,539	4,533,820

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,629,102)	(33,701,157)	(34,914,362)	(16,716,012)
Investments — affiliated	891	(2,580)	(265)	(1,034)
Futures contracts	1,988,840	6,692,777	9,113,038	3,468,970

	(7,639,371)	(27,010,960)	(25,801,589)	(13,248,076)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	464,588	12,588,415	1,609,957	6,039,585
Investments — affiliated	(53)	3,056	3,351	(893)
Futures contracts	868,029	(577,422)	(771,859)	(297,854)

	1,332,564	12,014,049	841,449	5,740,838

Net realized and unrealized loss	(6,306,807)	(14,996,911)	(24,960,140)	(7,507,238)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(1,396,352)	$(5,715,725)	$(11,678,601)	$(2,973,418)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Operations (unaudited) (continued)
Six Months Ended January 31, 2023

MQT

INVESTMENT INCOME
Dividends — affiliated	$38,668
Interest — unaffiliated	9,236,351

Total investment income	9,275,019

EXPENSES
Investment advisory	1,075,812
Accounting services	36,619
Professional	34,298
Transfer agent	17,456
Directors and Officer	7,436
Printing and postage	5,589
Custodian	5,000
Registration	4,298
Miscellaneous	34,080

Total expenses excluding interest expense, fees and amortization of offering costs	1,220,588
Interest expense, fees and amortization of offering costs(a)	2,770,585

Total expenses	3,991,173
Less:
Fees waived and/or reimbursed by the Manager	(2,124)

Total expenses after fees waived and/or reimbursed	3,989,049

Net investment income	5,285,970

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,288,235)
Investments — affiliated	(2,098)
Futures contracts	2,142,147

(8,148,186)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(266,551)
Investments — affiliated	1,425
Futures contracts	913,922

648,796

Net realized and unrealized loss	(7,499,390)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(2,213,420)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BKN			BFK

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,910,455	$2,833,769	$12,719,200	$9,281,186	$5,855,839	$27,533,703
Net realized gain (loss)	(7,639,371)	478,568	(980,201)	(27,010,960)	180,375	287,234
Net change in unrealized appreciation (depreciation)	1,332,564	1,520,140	(47,963,446)	12,014,049	2,083,168	(112,785,673)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,396,352)	4,832,477	(36,224,447)	(5,715,725)	8,119,382	(84,964,736)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,864,234)	(3,536,191)	(14,051,212)	(10,764,817)	(6,426,736)	(31,583,302)
Return of capital	—	—	—	—	(396,146)	—

Decrease in net assets resulting from distributions to Common Shareholders	(5,864,234)	(3,536,191)	(14,051,212)	(10,764,817)	(6,822,882)	(31,583,302)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	218,616	4,757,328	—	14	20,371	—
Reinvestment of common distributions	147,431	143,220	517,059	—	160,147	1,669,986

Net increase in net assets derived from capital share transactions	366,047	4,900,548	517,059	14	180,518	1,669,986

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(6,894,539)	6,196,834	(49,758,600)	(16,480,528)	1,477,018	(114,878,052)
Beginning of period	243,842,341	237,645,507	287,404,107	548,691,095	547,214,077	662,092,129

End of period	$236,947,802	$243,842,341	$237,645,507	$532,210,567	$548,691,095	$547,214,077

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	MHD			MVT

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,281,539	$8,343,984	$38,669,583	$4,533,820	$2,872,669	$13,926,662
Net realized gain (loss)	(25,801,589)	(30,594)	546,160	(13,248,076)	368,389	650,689
Net change in unrealized appreciation (depreciation)	841,449	5,996,473	(162,340,124)	5,740,838	217,704	(57,128,480)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(11,678,601)	14,309,863	(123,124,381)	(2,973,418)	3,458,762	(42,551,129)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(16,044,386)	(9,684,257)	(38,806,925)	(5,415,856)	(3,387,114)	(14,996,026)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	—	—	471,214
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(467,304)	—	—

Net increase (decrease) in net assets derived from capital share transactions	—	—	—	(467,304)	—	471,214

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(27,722,987)	4,625,606	(161,931,306)	(8,856,578)	71,648	(57,075,941)
Beginning of period	765,772,916	761,147,310	923,078,616	275,900,613	275,828,965	332,904,906

End of period	$738,049,929	$765,772,916	$761,147,310	$267,044,035	$275,900,613	$275,828,965

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MQT

	Six Months Ended 01/31/23 (unaudited)	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,285,970	$3,175,620	$14,039,180
Net realized gain (loss)	(8,148,186)	804,876	(1,433,367)
Net change in unrealized appreciation (depreciation)	648,796	2,578,326	(52,483,717)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,213,420)	6,558,822	(39,877,904)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to Common Shareholders	(6,124,133)	(3,661,877)	(14,635,450)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	166,343	—	670,434
Redemption of shares resulting from share repurchase program (including transaction costs)	(338,422)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(172,079)	—	670,434

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(8,509,632)	2,896,945	(53,842,920)
Beginning of period	277,926,728	275,029,783	328,872,703

End of period	$269,417,096	$277,926,728	$275,029,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Cash Flows (unaudited)
Six Months Ended January 31, 2023

	BKN	BFK	MHD	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$(1,396,352)	$(5,715,725)	$(11,678,601)	$(2,973,418)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	74,853,372	231,027,381	253,875,213	120,124,917
Purchases of long-term investments	(48,602,486)	(186,572,667)	(171,842,126)	(101,666,819)
Net proceeds from sales of short-term securities	(114,217)	(6,966,873)	(18,189,682)	(198,286)
Amortization of premium and accretion of discount on investments and other fees	(1,405,445)	1,262,021	555,355	803,082
Net realized loss on investments	9,628,211	33,703,737	34,914,627	16,717,046
Net unrealized depreciation on investments	(464,535)	(12,591,471)	(1,613,308)	(6,038,692)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(56)	(13,280)	(17,192)	(6,177)
Interest — unaffiliated	115,935	568,705	635,815	277,165
Prepaid expenses	21,620	16,974	(17,275)	21,498
Deferred offering costs	460	(37,468)	—	—

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(22,022)	(20,679)	(45,472)	(24,463)
Administration fees	(53,751)	—	—	—
Custodian fees	(1,880)	(1,444)	(2,825)	(1,622)
Interest expense and fees	66,408	148,969	316,817	102,480
Investment advisory fees	(119,769)	(406,564)	(522,462)	(186,412)
Directors’ and Officer’s fees	1,903	(3,768)	2,549	(345)
Other accrued expenses	148	(4,375)	(6,415)	(1,701)
Professional fees	(27,298)	(44,893)	(21,846)	(30,472)
Reorganization costs	—	—	(51,472)	—
Transfer agent fees	(4,408)	(7,496)	(12,623)	(3,568)
Variation margin on futures contracts	126,071	563,369	750,612	300,453

Net cash provided by operating activities	32,601,909	54,904,453	87,029,689	27,214,666

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,122,934)	(11,215,228)	(17,084,844)	(5,725,718)
Payments for offering costs	(26,338)	—	—	—
Repayments of TOB Trust Certificates	(30,740,945)	(50,926,229)	(85,180,362)	(24,662,588)
Net payments on Common Shares redeemed	—	—	—	(467,304)
Proceeds from TOB Trust Certificates	2,520,792	8,459,491	11,759,802	4,309,712
Proceeds from Loan for TOB Trust Certificates	1,440,000	—	930,000	—
Increase in bank overdraft	(1,331)	—	—	—
Proceeds from issuance of Common Shares	218,616	14	—	—

Net cash provided by financing activities	(32,712,140)	(53,681,952)	(89,575,404)	(26,545,898)

CASH
Net increase in restricted and unrestricted cash	(110,231)	1,222,501	(2,545,715)	668,768
Restricted and unrestricted cash at beginning of period	896,000	2,061,625	6,914,623	1,081,311

Restricted and unrestricted cash at end of period	$785,769	$3,284,126	$4,368,908	$1,750,079

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,582,229	$5,602,310	$7,489,132	$2,907,102

NON‑CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$147,431	$—	$—	$—

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)
Six Months Ended January 31, 2023

	BKN	BFK	MHD	MVT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$85,769	$340,126	$455,908	$181,079
Cash pledged
Futures contracts	700,000	2,944,000	3,913,000	1,569,000

	$785,769	$3,284,126	$4,368,908	$1,750,079

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Cash Flows (unaudited) (continued)
Six Months Ended January 31, 2023

MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$(2,213,420)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	138,199,109
Purchases of long-term investments	(96,508,052)
Net proceeds from sales of short-term securities	(4,431,448)
Amortization of premium and accretion of discount on investments and other fees	41,431
Net realized loss on investments	10,290,333
Net unrealized depreciation on investments	265,126

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(7,902)
Interest — unaffiliated	200,427
Prepaid expenses	21,490

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(23,630)
Custodian fees	(1,155)
Interest expense and fees	93,001
Investment advisory fees	(201,581)
Directors’ and Officer’s fees	(321)
Other accrued expenses	(1,429)
Professional fees	(30,435)
Transfer agent fees	(4,637)
Variation margin on futures contracts	143,766

Net cash provided by operating activities	45,830,673

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,330,237)
Repayments of TOB Trust Certificates	(46,282,112)
Net payments on Common Shares redeemed including change in redemptions payable	(338,422)
Proceeds from TOB Trust Certificates	5,656,324
Proceeds from Loan for TOB Trust Certificates	1,387,440

Net cash provided by financing activities	(45,907,007)

CASH
Net increase in restricted and unrestricted cash	(76,334)
Restricted and unrestricted cash at beginning of period	975,000

Restricted and unrestricted cash at end of period	$898,666

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,677,584

NON‑CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$166,343

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$95,666
Cash pledged
Futures contracts	803,000

$898,666

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

		BKN

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19		Year Ended 04/30/18

Net asset value, beginning of period	$13.86		$13.79		$16.71	$14.89	$15.75	$15.26		$15.39

Net investment income(a)	0.28		0.16		0.74	0.81	0.71	0.71		0.73

Net realized and unrealized gain (loss)		(0.36)	0.11		(2.84)	1.80	(0.88)	0.46		0.02

Net increase (decrease) from investment operations		(0.08)	0.27		(2.10)	2.61	(0.17)	1.17		0.75

Distributions to Common Shareholders(b)

From net investment income		(0.33)	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)		(0.73)

From net realized gain	—		—		—	—	—	(0.00	)(c)	(0.15)

Total distributions to Common Shareholders		(0.33)	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)		(0.88)

Net asset value, end of period	$13.45		$13.86		$13.79	$16.71	$14.89	$15.75		$15.26

Market price, end of period	$12.34		$14.61		$15.14	$19.20	$14.75	$14.31		$13.57

Total Return Applicable to Common Shareholders(d)

Based on net asset value	(0.33	)%(e)	1.98	%(e)	(13.23)%	17.68%	(1.16)%	8.45%		5.34%

Based on market price	(13.25	)%(e)	(2.09	)%(e)	(17.09)%	36.51%	7.77%	10.81%		(1.20)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	3.28	%(g)	2.33	%(g)(h)	1.52%	1.53%	2.31%	2.53%		2.12%

Total expenses after fees waived and/or reimbursed	3.28	%(g)	2.32	%(g)(h)	1.52%	1.53%	2.31%	2.53%		2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.96	%(g)	0.99	%(g)(h)	0.92%	0.93%	0.93%	0.94%		0.90%

Net investment income to Common Shareholders	4.29	%(g)	4.80	%(g)	4.56%	4.93%	4.39%	4.64%		4.64%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$236,948		$243,842		$237,646	$287,404	$255,884	$270,707		$262,198

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900		$125,900	$125,900	$125,900	$125,900		$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$265,205	(j)	$243,263	(j)	$288,757 (k)	$328,280 (k)	$303,244 (k)	$315,017	(k)	$308,259 (k)

TOB Trust Certificates, end of period (000)	$17,526		$44,306		$47,151	$54,214	$56,112	$51,999		$41,043

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$21,703		$9,345		N/A	N/A	N/A	N/A		N/A

Portfolio turnover rate		13%	9%		17%	10%	16%	29%		31%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f‑4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)
(For a share outstanding throughout each period)

		BFK

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$12.18		$12.15		$14.74	$12.91	$14.17	$13.98	$14.24

Net investment income(a)	0.21		0.13		0.61	0.69	0.67	0.68	0.73

Net realized and unrealized gain (loss)		(0.33)	0.05		(2.50)	1.83	(1.28)	0.21	(0.22)

Net increase (decrease) from investment operations		(0.12)	0.18		(1.89)	2.52	(0.61)	0.89	0.51

Distributions to Common Shareholders(b)

From net investment income		(0.24)	(0.14)		(0.70)	(0.69)	(0.65)	(0.70)	(0.77)

Return of capital	—		(0.01)		—	—	—	—	—

Total distributions to Common Shareholders		(0.24)	(0.15)		(0.70)	(0.69)	(0.65)	(0.70)	(0.77)

Net asset value, end of period	$11.82		$12.18		$12.15	$14.74	$12.91	$14.17	$13.98

Market price, end of period	$10.60		$11.25		$11.69	$15.05	$12.14	$13.79	$12.78

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(0.63	)%(d)	1.56	%(d)	(13.35)%	19.81%	(4.51)%	6.98%	3.74%

Based on market price	(3.52	)%(d)	(2.51	)%(d)	(18.35)%	30.10%	(7.74)%	13.89%	(3.54)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	3.32	%(f)	2.32	%(f)(g)	1.61%	1.63%	2.30%	2.55%	2.31%

Total expenses after fees waived and/or reimbursed	3.31	%(f)	2.32	%(f)(g)	1.61%	1.63%	2.30%	2.55%	2.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	1.07	%(f)	1.06	%(f)(g)	1.03%	1.05%	1.02%	1.04%	1.03%

Net investment income to Common Shareholders	3.62	%(f)	4.35	%(f)	4.26%	4.84%	4.68%	4.87%	5.06%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$532,211		$548,691		$547,214	$662,092	$578,807	$635,076	$626,604

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$266,290	(i)	$247,905	(i)	$302,073 (j)	$344,495 (j)	$313,740 (j)	$334,518 (j)	$331,390 (j)

TOB Trust Certificates, end of period (000)	$49,249		$100,175		$120,204	$139,150	$135,464	$119,624	$128,156

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$17,305		$9,181		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		23%	4%		15%	13%	17%	19%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)Annualized.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(h)Interest	expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f‑4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

		MHD

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$14.35		$14.27		$17.30		$15.18		$16.56	$16.41	$16.85

Net investment income(a)	0.25		0.16		0.72		0.78		0.74	0.81	0.88

Net realized and unrealized gain (loss)		(0.47)	0.10		(3.02)		2.07		(1.36)	0.22	(0.39)

Net increase (decrease) from investment operations		(0.22)	0.26		(2.30)		2.85		(0.62)	1.03	0.49

Distributions to Common Shareholders(b)

From net investment income		(0.30)	(0.18)		(0.73)		(0.73)		(0.76)	(0.83)	(0.92)

From net realized gain	—		—		(0.00	)(c)	—		—	(0.05)	(0.01)

Total distributions to Common Shareholders		(0.30)	(0.18)		(0.73)		(0.73)		(0.76)	(0.88)	(0.93)

Net asset value, end of period	$13.83		$14.35		$14.27		$17.30		$15.18	$16.56	$16.41

Market price, end of period	$12.40		$13.32		$12.87		$16.33		$13.91	$15.92	$14.98

Total Return Applicable to Common Shareholders(d)

Based on net asset value	(1.16	)%(e)	1.93	%(e)	(13.64)%		19.31%		(4.02)%	6.84%	3.07%

Based on market price	(4.53	)%(e)	4.91	%(e)	(17.48)%		22.90%		(8.52)%	12.51%	(4.79)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)

Total expenses	3.16	%(g)	2.19	%(g)	1.52%		1.56	%(h)	2.16%	2.47%	2.16%

Total expenses after fees waived and/or reimbursed	3.16	%(g)	2.18	%(g)	1.50%		1.51	%(h)	2.15%	2.47%	2.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.97	%(g)	0.96	%(g)	0.93%		0.98	%(h)	0.97%	1.00%	1.01%

Net investment income to Common Shareholders	3.72	%(g)	4.44	%(g)	4.30%		4.59%		4.40%	4.98%	5.19%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$738,050		$765,773		$761,147		$923,079		$215,764	$235,029	$232,921

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$347,800		$347,800		$347,800		$347,800		$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$272,533	(j)	$249,559	(j)	$318,846	(k)	$365,405	(k)	$357,782 (k)	$380,799 (k)	$378,281 (k)

TOB Trust Certificates, end of period (000)	$79,972		$164,222		$176,042		$213,104		$53,130	$52,674	$63,166

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$14,578		$7,781		N/A		N/A		N/A	N/A	N/A

Portfolio turnover rate		16%	4%		15%		13%		21%	17%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Includes non‑recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f‑4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)
(For a share outstanding throughout each period)

		MVT

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$12.91		$12.91		$15.60	$13.60	$14.87	$14.75	$15.19

Net investment income(a)	0.21		0.13		0.65	0.72	0.68	0.74	0.83

Net realized and unrealized gain (loss)		(0.35)	0.03		(2.64)	1.97	(1.27)	0.20	(0.41)

Net increase (decrease) from investment operations		(0.14)	0.16		(1.99)	2.69	(0.59)	0.94	0.42

Distributions to Common Shareholders(b)

From net investment income		(0.25)	(0.16)		(0.70)	(0.69)	(0.68)	(0.76)	(0.86)

From net realized gain	—		—		—	—	—	(0.06)	—

Total distributions to Common Shareholders		(0.25)	(0.16)		(0.70)	(0.69)	(0.68)	(0.82)	(0.86)

Net asset value, end of period	$12.52		$12.91		$12.91	$15.60	$13.60	$14.87	$14.75

Market price, end of period	$11.16		$12.04		$11.89	$15.15	$12.55	$14.29	$14.05

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(0.68	)%(d)	1.31	%(d)	(13.19)%	20.22%	(4.21)%	6.83%	2.79%

Based on market price	(5.07	)%(d)	2.58	%(d)	(17.67)%	26.52%	(8.02)%	7.78%	(3.74)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	3.30	%(f)	2.26	%(f)(g)	1.49%	1.47%	2.14%	2.45%	2.11%

Total expenses after fees waived and/or reimbursed	3.30	%(f)	2.26	%(f)(g)	1.49%	1.47%	2.13%	2.45%	2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.96	%(f)	0.96	%(f)(g)	0.90%	0.90%	0.89%	0.91%	0.91%

Net investment income to Common Shareholders	3.53	%(f)	4.24	%(f)	4.28%	4.75%	4.51%	5.09%	5.44%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$267,044		$275,901		$275,829	$332,905	$290,223	$317,175	$314,261

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000		$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$258,882	(i)	$243,146	(i)	$297,021 (j)	$337,789 (j)	$307,302 (j)	$326,553 (j)	$324,472 (j)

TOB Trust Certificates, end of period (000)	$28,077		$52,740		$60,726	$57,997	$56,198	$47,982	$61,343

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$15,497		$8,886		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		25%	4%		14%	13%	18%	25%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.31%, 2.31% and 1.01%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f‑4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

		MQT

	Six Months Ended 01/31/23 (unaudited)		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18

Net asset value, beginning of period	$12.30		$12.17		$14.58	$13.02	$13.77	$13.37	$13.69

Net investment income(a)	0.23		0.14		0.62	0.65	0.57	0.60	0.66

Net realized and unrealized gain (loss)		(0.33)	0.15		(2.38)	1.53	(0.78)	0.39	(0.29)

Net increase (decrease) from investment operations		(0.10)	0.29		(1.76)	2.18	(0.21)	0.99	0.37

Distributions to Common Shareholders from net investment income(b)		(0.27)	(0.16)		(0.65)	(0.62)	(0.54)	(0.59)	(0.69)

Net asset value, end of period	$11.93		$12.30		$12.17	$14.58	$13.02	$13.77	$13.37

Market price, end of period	$10.84		$11.94		$11.08	$13.92	$11.99	$12.26	$11.98

Total Return Applicable to Common Shareholders(c)

Based on net asset value	(0.49	)%(d)	2.45	%(d)	(12.49)%	17.24%	(1.41)%	8.21%	3.01%

Based on market price	(6.85	)%(d)	9.24	%(d)	(16.55)%	21.55%	1.97%	7.52%	(2.35)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)

Total expenses	3.06	%(f)	2.21	%(f)(g)	1.46%	1.47%	2.29%	2.59%	2.10%

Total expenses after fees waived and/or reimbursed	3.06	%(f)	2.20	%(f)(g)	1.46%	1.47%	2.29%	2.58%	2.10%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.93	%(f)	0.97	%(f)(g)	0.90%	0.91%	0.92%	0.95%	0.92%

Net investment income to Common Shareholders	4.05	%(f)	4.66	%(f)	4.38%	4.57%	4.04%	4.47%	4.75%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$269,417		$277,927		$275,030	$328,873	$293,673	$310,611	$301,697

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$280,345	(i)	$247,340	(i)	$336,077 (j)	$382,294 (j)	$352,080 (j)	$366,619 (j)	$358,967 (j)

TOB Trust Certificates, end of period (000)	$32,890		$72,129		$76,171	$80,614	$82,178	$90,517	$87,513

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$12,734		$6,468		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		24%	8%		16%	8%	19%	22%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.25%, 2.25% and 1.01%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f‑4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements (unaudited)

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed‑end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified
The Boards of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex‑dividend dates. Non‑cash dividends, if any, are recorded on the ex‑dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex‑dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non‑taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer

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Notes to Financial Statements (unaudited) (continued)

a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open‑end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s‑length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

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Notes to Financial Statements (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVT’s and MQT’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non‑bank sponsored TOB Trusts, a Fund incurred non‑recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$ 322,792	$ 62,173	$ 19,093	$ 404,058
BFK	735,765	140,070	47,548	923,383
MHD	1,267,979	244,240	83,373	1,595,592
MVT	408,768	78,262	22,772	509,802
MQT	548,498	108,021	34,674	691,193
For the six months ended January 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$ 30,499,419	$ 16,085,711	1.69% —1.74%	$ 30,110,247	2.66%
BFK	80,950,396	49,248,816	1.67 —1.81	67,267,596	2.72
MHD	135,152,214	79,041,921	1.67 —1.96	116,123,901	2.72
MVT	45,838,425	28,077,192	1.67 —1.81	37,208,247	2.72
MQT	59,459,702	31,503,017	1.69 —1.84	50,653,844	2.70

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements (unaudited) (continued)

(b)
TOB Trusts may be structured on a non‑recourse or recourse basis. When a Fund invests in TOB Trusts on a non‑recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at January 31, 2023.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over‑the‑counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, BKN and BFK, pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:

	BKN	BFK
Investment advisory fees	0.35%	0.60%
For such services, MHD, MVT and MQT pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MHD	MVT	MQT
Investment advisory fees	0.55%	0.50%	0.50%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
Distribution Fees : BKN and BFK have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKN and BFK common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKN’s and BFK’s common shares and a portion of such commission is re‑allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended January 31, 2023 amounted to $443 and $0, respectively.
Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.
Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment

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Notes to Financial Statements (unaudited) (continued)

advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$ 1,259
BFK	4,400
MHD	3,180
MVT	5,831
MQT	2,124
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.
With respect to MHD,the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of net assets through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2023, there were no fees waived and/or reimbursed by the Manager under this agreement.
Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES
For the six months ended January 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
BKN	$ 50,989,010	$ 75,479,748
BFK	190,522,552	233,662,536
MHD	180,317,472	258,894,934
MVT	103,703,864	122,807,596
MQT	99,107,406	137,199,662

8.	INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
As of July 31, 2022, the Funds had non‑expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non‑Expiring
BKN	$ 6,904,753
BFK	23,312,349
MHD	29,508,880
MVT	5,432,895
MQT	9,127,851
As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$ 356,417,309	$ 16,557,230	$ (10,056,220)	$ 6,501,010
BFK	812,121,430	20,218,856	(29,400,802)	(9,181,946)

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MHD	$ 1,107,486,221	$ 26,703,100	$ (42,443,363)	$ (15,740,263)
MVT	409,176,808	9,740,695	(13,386,246)	(3,645,551)
MQT	379,905,777	16,467,707	(10,633,658)	5,834,049

9.	PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID‑19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

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Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark‑to‑market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.
LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS
BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BFK is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for BFK Common Shares is $0.001. The par value for BKN’s Common Shares is $0.01. The par value for BFK Preferred Shares outstanding is $0.001. The par value for BKN Preferred Shares outstanding is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MHD, MVT and MQT are each authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for MHD, MVT and MQT Common Shares is $0.10. The par value for MHD, MVT and MQT Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BKN	10,958	10,125	30,858
BFK	—	12,935	113,057
MVT	—	—	29,928
MQT	13,932	—	46,172
For the periods ended January 31, 2023 and July 31, 2022 and the year ended April 30, 2022, shares issued and outstanding remained constant for MHD.
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the

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Notes to Financial Statements (unaudited) (continued)

Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.
The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MVT
	Shares	Amounts
Six Months Ended January 31, 2023	41,803	$ 467,304

	MQT
	Shares	Amounts
Six Months Ended January 31, 2023	31,525	$ 338,422
BKN and BFK have filed a prospectus with the SEC allowing it to issue an additional 5,000,000 and 10,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, BKN and BFK, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,634,875 and 9,998,351 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the period ended January 31, 2023, Common Shares issued and outstanding under the Shelf Offering remained constant for BFK. During the period ended January 31, 2023, BKN issued 17,535 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by each of BKN and BFK in connection with its respective Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid‑in‑capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub‑classification as a closed‑end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VMTP Shares
Each Fund (for purposes of this section, “VMTP Fund”) has issued Series W‑7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	$ 125,900,000	07/02/24	Aa1	AA
BFK	12/16/11	2,708	270,800,000	07/02/24	Aa1	AA
MHD	12/16/11	837	83,700,000	07/02/24	Aa1	AA
	03/08/21	2,641	264,100,000	07/02/24	Aa1	AA
MVT	12/16/11	1,400	140,000,000	07/02/24	Aa1	AA
MQT	12/16/11	1,165	116,500,000	07/02/24	Aa1	AA
Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

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Notes to Financial Statements (unaudited) (continued)

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to each Fund, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a step‑up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross‑up payments, and complying with certain asset coverage and leverage requirements.
For the six months ended January 31, 2023, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	MHD	MVT	MQT
Dividend rates	3.57%	3.57%	3.57%	3.57%	3.57%
For the six months ended January 31, 2023, VMTP Shares issued and outstanding of each VMTP Fund remained constant.
Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax‑exempt income for tax‑reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$2,244,579	$—
BFK	4,827,896	—
MHD	6,210,357	—
MVT	2,499,780	—
MQT	2,079,392	—

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	02/01/23	02/15/23	03/01/23	$0.044500
	03/01/23	03/15/23	04/03/23	0.039500
BFK	02/01/23	02/15/23	03/01/23	0.036500
	03/01/23	03/15/23	04/03/23	0.030500
MHD	02/01/23	02/15/23	03/01/23	0.041000
	03/01/23	03/15/23	04/03/23	0.035500
MVT	02/01/23	02/15/23	03/01/23	0.035500
	03/01/23	03/15/23	04/03/23	0.031500
MQT	02/01/23	02/15/23	03/01/23	0.037500
	03/01/23	03/15/23	04/03/23	0.035000

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BKN	VMTP	W‑7	$ 416,367
BFK	VMTP	W‑7	895,569
MHD	VMTP	W‑7	1,150,217

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Notes to Financial Statements (unaudited) (continued)

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MVT	VMTP	W‑7	$ 462,997
MQT	VMTP	W‑7	385,280

(a)	Dividends declared for period February 1, 2023 to February 28, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Additional Information

Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds, other than BKN and BFK, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
BKN’s and BFK’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800)‑882‑0052.
The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by‑laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.
Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed‑end management investment companies under the Investment Company Act of 1940, such as BFK. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BFK unless approved by disinterested shareholders holding two‑thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. After careful consideration of a number of factors including, among other factors, the potential impact to BFK’s use of leverage through preferred shares, the Fund’s Board of Directors approved the adoption of an amendment to the Fund’s Statement of Preferences governing the preferred shares which provides for acquisitions of the Fund’s outstanding preferred shares to be exempt from the limitations of the Delaware CBIA Statute. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BFK and any subsequent acquisitions of beneficial interests.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e‑mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKN and BFK only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKN and BFK only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for BKN and BFK only, prospectuses, annual and semi-annual reports, Rule 30e‑3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882‑0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N‑PORT. The Funds’ Forms N‑PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12‑month period ended June 30 is available without charge, upon request (1) by calling (800) 882‑0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed‑end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BKN and BFK may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKN and BFK may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKN’s and BFK’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKN and BFK to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BKN and BFK each filed a final prospectus with the SEC in connection with its Shelf Offering on June 6, 2022 and March 17, 2022, respectively. This report and the prospectuses of BKN and BFK are not offers to sell BKN and BFK Common Shares or solicitations of an offer to buy BKN and BFK Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BKN and BFK contain important information about BKN and BFK, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BKN and BFK carefully and in their entirety before investing. Copies of the final prospectuses for BKN and BFK can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non‑public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non‑public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information (continued)
BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non‑affiliated third parties any non‑public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non‑affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non‑public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non‑public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM‑CR	AGM Insured Custodial Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF‑GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI5‑01/23‑SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Philip Soccio, CFA, Director at BlackRock, Michael A. Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2006 and 2022, respectively. Messrs. Maloney, Soccio, Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management since 2023.

Information below is with respect to Messrs. Maloney, Soccio, Kalinoski and Ms. Manidis, who became portfolio managers to the Fund on March 1, 2023.

Portfolio Manager	Biography

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Michael A. Kalinoski, CFA	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.

Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

(a)(2) As of February 28, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Maloney, CFA	35	0	0	0	0	0
	$36.40 Billion	$0	$0	$0	$0	$0
Philip Soccio, CFA	34	0	0	0	0	0
	$31.65 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski, CFA	32	0	0	0	0	0
	$34.18 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	3	0	0	0
	$21.47 Billion	$0	$1.06 Billion	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of February 28, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of February 28, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of February 28, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kevin Maloney, CFA	None
Philip Soccio, CFA	None
Michael A. Kalinoski, CFA	$1-$10,000
Kristi Manidis	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust

Date: March 23, 2023